                             SCHEDULE 14A INFORMATION

                 Proxy Statement Pursuant to Section 14(a) of the
                          Securities Exchange Act of 1934
                                 (Amendment No.  )

Filed by the Registrant                                       [X]
Filed by a party other than the Registrant                    [ ]
Check the appropriate box:
[X]   Preliminary Proxy Statement
[ ]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Material pursuant to Section 240.14a-11(c) or
      Section 240.14a-12

                           T. Rowe Price OTC Fund, Inc.
_________________________________________________________________
                 (Name of Registrant as Specified in its Charter)

                           T. Rowe Price OTC Fund, Inc.
_________________________________________________________________
                    (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):
[X]   $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or
      14a-6(j)(2).
[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
[ ]   Fee computed on table below per Exchange Act Rules 14a-
      6(i)(4) and 0-11.
      1)  Title of each class of securities to which transaction applies:
          _________________________________________________________
      2)  Aggregate number of securities to which transaction
          applies:
          _________________________________________________________
      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: (1)
          _________________________________________________________
      4)  Proposed maximum aggregate value of transaction:
          _________________________________________________________
1 Set forth the amount on which the filing fee is calculated and state how it was determined.
[ ]   Check box if any part of the fee is offset as provided by
Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing,

      1)  Amount previously paid:
          _________________________________________________________
      2)  Form, schedule, or Registration Statement no.:
          _________________________________________________________
      3)  Filing party:
          _________________________________________________________
      4)  Date filed:
          _________________________________________________________

                                                   PRELIMINARY PROXY
T. ROWE PRICE
_________________________________________________________________
T. Rowe Price Associates, Inc., 100 East Pratt Street, Baltimore,
MD  21202


James S. Riepe
Managing Director


Dear Shareholder:

      All of the T. Rowe Price mutual funds will hold shareholder meetings in 1994 to elect directors, ratify the selection of independent accountants, and approve amendments to a number of investment policies.

      The T. Rowe Price funds are not required to hold annual meetings each year if the only items of business are to elect directors or ratify accountants. In order to save fund expenses, most of the funds have not held annual meetings for a number of years. There are, however, conditions under which the funds must solicit shareholder approval of directors, and one is to comply with a requirement that a minimum number have been elected by shareholders, not appointed by the funds' boards. Since the last annual meetings of the T. Rowe Price funds, several directors have retired and new directors have been added. In addition, a number of directors will be retiring in the near future.

      Given this situation, we believed it appropriate to hold annual meetings for all the T. Rowe Price funds in 1994. At the same time, we reviewed the investment policies of all of the funds for consistency and to assure the portfolio managers have the flexibility they need to manage your money in today's fast changing financial markets. The changes being recommended, which are explained in detail in the enclosed proxy material, do not alter the funds' investment objectives or basic investment programs.

      In many cases the proposals are common to several funds, so we have combined certain proxy statements to save on fund expenses. For those of you who own more than one of these funds, the combined proxy may also save you the time of reading more than one document before you vote and mail your ballots. The proposals which are specific to an individual fund are easily identifiable on the Notice and in the proxy statement discussion. If you own more than one fund, please note that each fund has a separate card. You should vote and sign each one, then return all of them to us in the enclosed postage-paid envelope.

      Your early response will be appreciated and could save your fund the substantial costs associated with a follow-up mailing. We know we are asking you to review a rather formidable proxy statement, but this approach represents the most efficient one for your fund as well as for the other funds. Thank you for your cooperation. If you have any questions, please call us at 1-800-225-5132.

                                                              Sincerely,


                                                              James S. Riepe
                                                              Director,
Mutual Funds Division
                                            CUSIP#779572106/fund#065

                           T. ROWE PRICE OTC FUND, INC.

                         Notice of Meeting of Shareholders

                                  April 20, 1994

        The Annual Meeting of Shareholders of the T. Rowe Price OTC Fund, Inc. ("the Fund"), a Maryland corporation, will be held on Wednesday, April 20, 1994, at 8:00 o'clock a.m., Eastern time, at the offices of the Fund, 100 East Pratt Street, Baltimore,
Maryland 21202. The following matters will be acted upon at that time:

        1. To elect ten (10) directors to serve until the next annual meeting, if any, or until their successors shall have been duly elected and qualified;

        2.   A.   To amend the Fund's fundamental policies to
                  increase its ability to engage in borrowing transactions;

             B. To amend the Fund's fundamental policies on investing in commodities and futures contracts to permit greater flexibility in futures trading;

             C. To amend the Fund's fundamental policies to increase its ability to engage in lending transactions;

             D. To amend the Fund's fundamental policies to increase the percentage of Fund assets which may be invested in the securities of any single issuer;

             E. To amend the Fund's fundamental policies to permit the Fund to purchase more than 10% of an issuer's voting securities;

             F. To amend the Fund's fundamental policies concerning real estate;

             G. To amend the Fund's fundamental policies on the issuance of senior securities;

             H. To change from a fundamental to an operating policy the Fund's policy on control of portfolio companies;
                                            CUSIP#779572106/fund#065

             I. To change from a fundamental to an operating policy the Fund's policy on investing in other investment companies;
             J. To change from a fundamental to an operating policy the Fund's policy on purchasing securities on margin;

             K. To change from a fundamental to an operating policy the Fund's policy on investing in oil and gas programs;

             L. To change from a fundamental to an operating policy the Fund's policy on investing in options;

             M. To change from a fundamental to an operating policy the Fund's policy on ownership of portfolio securities by officers and directors;

             N. To change from a fundamental to an operating policy the Fund's policy on purchasing illiquid securities;

             O. To change from a fundamental to an operating policy the Fund's policy on short sales;

             P. To change from a fundamental to an operating policy the Fund's policy on unseasoned issuers;

        3. To ratify or reject the selection of the firm of Coopers & Lybrand as the independent accountants for the Fund for the fiscal year 1994; and

        4. To transact such other business as may properly come before the meeting and any adjournments thereof.

                                             LENORA V. HORNUNG
                                             Secretary
March 9, 1994
100 East Pratt Street
Baltimore, Maryland 21202
_________________________________________________________________
                              YOUR VOTE IS IMPORTANT

Shareholders are urged to designate their choices on each of the matters to be acted upon and to date, sign, and return the enclosed proxy in the envelope provided, which requires no postage if mailed in the United States. Your prompt return of the proxy will help assure a quorum at the meeting and avoid the additional Fund expense of further solicitation.
_________________________________________________________________

                           T. ROWE PRICE OTC FUND, INC.

                      Meeting of Shareholders--April 20, 1994

                                  PROXY STATEMENT

         This statement is furnished in connection with the solicitation of proxies by the T. Rowe Price OTC Fund, Inc. (the "Fund"), a Maryland corporation, for use at the Annual Meeting of Shareholders of the Fund to be held on April 20, 1994, and at any adjournments thereof.

         Shareholders are entitled to one vote for each full share, and a proportionate vote for each fractional share, of the Fund held as of the record date. Under Maryland law, shares owned by two or more persons (whether as joint tenants, co-fiduciaries, or otherwise) will be voted as follows, unless a written instrument or court order providing to the contrary has been filed with the
Fund: (1) if only one votes, that vote will bind all; (2) if more than one votes, the vote of the majority will bind all; and
(3) if more than one votes and the vote is evenly divided, the vote will be cast proportionately.

         In order to hold the meeting, a majority of the Fund's shares entitled to be voted must have been received by proxy or be present at the meeting. In the event that a quorum is present but sufficient votes in favor of one or more of the Proposals are not received by the time scheduled for the meeting, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the meeting adjourned. The persons named as proxies will vote in favor of such adjournment if they determine that such adjournment and additional solicitation is reasonable and in the interests of the Fund's shareholders.

         The individuals named as proxies (or their substitutes) in the enclosed proxy card (or cards if you have multiple accounts) will vote in accordance with your directions as indicated thereon if your proxy is received properly executed. You may direct the proxy holders to vote your shares on a Proposal by checking the appropriate box "For" or "Against," or instruct them not to vote those shares on the Proposal by checking the "Abstain" box. Alternatively, you may simply sign, date and return your proxy card(s) with no specific instructions as to the Proposals. If you properly execute your proxy card and give no voting instructions with respect to a Proposal, your shares will be voted for the Proposal. Any proxy may be revoked at any time prior to its exercise by filing with the Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date, or by attending the meeting and voting in person.

         Abstentions and "broker non-votes" (as defined below) are counted for purposes of determining whether a quorum is present, but do not represent votes cast with respect to any Proposal. "Broker non-votes" are shares held by a broker or nominee for which an executed proxy is received by the Fund, but are not voted as to one or more Proposals because instructions have not been received from the beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary voting power.

         VOTE REQUIRED: A PLURALITY OF ALL VOTES CAST AT THE MEETING IS SUFFICIENT TO APPROVE PROPOSAL 1 FOR THE FUND. A MAJORITY OF THE SHARES PRESENT IN PERSON OR BY PROXY AT THE MEETING IS SUFFICIENT TO APPROVE PROPOSAL 3 FOR THE FUND. APPROVAL OF ALL REMAINING PROPOSALS OF THE FUND REQUIRES THE AFFIRMATIVE VOTE OF THE HOLDERS OF THE LESSER OF (A) 67% OF THE SHARES PRESENT AT THE MEETING IN PERSON OR BY PROXY, OR (B) A MAJORITY OF THE FUND'S OUTSTANDING SHARES.

         If the proposed amendments to the Fund's fundamental investment policies are approved, they will become effective on or about May 1, 1994. If any of the proposed amendments to the Fund's fundamental investment policies are not approved, they will remain unchanged.

         The costs of the meeting, including the solicitation of proxies, will be paid by the Fund. Persons holding shares as nominees will be reimbursed, upon request, for their reasonable expenses in sending solicitation materials to the principals of the accounts. In addition to the solicitation of proxies by mail, directors, officers, and/or employees of the Fund or of its investment manager, T. Rowe Price Associates, Inc. ("T. Rowe Price"), may solicit proxies in person or by telephone.

         The approximate date on which this Proxy Statement and form of proxy is first being mailed to shareholders is March 9, 1994.

1.       ELECTION OF DIRECTORS

         The Corporation's Board of Directors has nominated the ten
(10) persons listed below for election as directors, each to hold office until the next annual meeting (if any) or his successor is duly elected and qualified. With the exception of Ms. Merriman, each of the nominees is a member of the present Board of Directors of the Corporation and has served in that capacity since originally elected. Mr. Laporte was elected as Chairman of the Board by the Board of Directors effective January 19, 1994.
A shareholder using the enclosed proxy form can vote for all or any of the nominees of the Board of Directors or withhold his or her vote from all or any of such nominees. If the proxy card is properly executed but unmarked, it will be voted for all of the nominees. Each of the nominees has agreed to serve as a director if elected; however, should any nominee become unable or unwilling to accept nomination or election, the persons named in the proxy will exercise their voting power in favor of such other person or persons as the Board of Directors of the Corporation may recommend. There are no family relationships among these nominees.

_________________________________________________________________
                                                         Fund       All Other
                                                        Shares        Price
                                                     Beneficially     Funds'
                                             Year       Owned,       Shares
                                              of       Directly   Beneficially
                                           Original       or          Owned
   Name, Address                           Election   Indirectly,   Directly
 and Date of Birth           Principal        as         as of        as of
    of Nominee            Occupations(1)   Director   1/31/94(2)     1/31/94
_________________________________________________________________

Leo C. Bailey         Retired; Director      1992
3396 S. Placita       of the following T. Rowe
Fabula                Price Funds: Growth Stock,
Green Valley, AZ      New Era, Science & Technology,
85614                 Index Trust (since inception),
3/3/24                Balanced (since inception),
                      Mid-Cap Growth (since inception),
                      Dividend Growth (since inception),
                      Blue Chip Growth (since inception),
                      International, and Institutional
                      International (since inception)

Donald W. Dick,       Partner, Overseas      1992
Jr.                   Partners, Inc., a
375 Park Avenue       financial investment firm;
Suite 3505            formerly (6/65-3/89)
New York, NY          Director and Vice President-
10152                 Consumer Products Division,
1/27/43               McCormick & Company, Inc.,
                      international food processors;
                      Director/Trustee, Waverly
                      Press, Inc. and the following
                      T. Rowe Price Funds/Trusts:
                      Growth Stock, Growth & Income,
                      New America Growth, Capital
                      Appreciation, Balanced
                      (since inception), Mid-Cap Growth
                      (since inception), Dividend
                      Growth (since inception),
                      Blue Chip Growth (since inception),
                      International, and Institutional
                      International (since inception)

_________________________________________________________________
                                                         Fund       All Other
                                                        Shares        Price
                                                     Beneficially     Funds'
                                             Year       Owned,       Shares
                                              of       Directly   Beneficially
                                           Original       or          Owned
   Name, Address                           Election   Indirectly,   Directly
 and Date of Birth           Principal        as         as of        as of
    of Nominee            Occupations(1)   Director   1/31/94(2)     1/31/94
_________________________________________________________________

David K. Fagin        Chairman, Chief        1992
One Norwest           Executive Officer
Center                and Director, Golden
1700 Lincoln          Star Resources, Ltd.;
Street                formerly (1986-7/91)
Suite 1950            President, Chief Operating
Denver, CO            Officer and Director,
80203                 Homestake Mining Company;
4/9/38                Director/Trustee of the
                      following T. Rowe Price Funds/
                      Trusts: New Horizons, New Era,
                      Equity Income, Capital Appreciation,
                      Balanced (since inception),
                      Mid-Cap Growth (since inception),
                      Dividend Growth (since inception),
                      and Blue Chip Growth (since
                      inception)

Addison Lanier        Financial              1992
441 Vine Street,      management; President
#2310                 and Director, Thomas
Cincinnati, OH        Emery's Sons, Inc. and
45202-2913            Emery Group, Inc.; Director/
1/12/24               Trustee, Scinet Development
                      and Holdings, Inc. and the
                      following T. Rowe Price Funds/
                      Trusts: New America Growth,
                      Equity Income, Small-Cap Value,
                      Balanced (since inception),
                      Mid-Cap Growth (since inception),
                      Dividend Growth (since inception),
                      Blue Chip Growth (since inception),
                      International, and Institutional
                      International (since inception)

_________________________________________________________________
                                                         Fund       All Other
                                                        Shares        Price
                                                     Beneficially     Funds'
                                             Year       Owned,       Shares
                                              of       Directly   Beneficially
                                           Original       or          Owned
   Name, Address                           Election   Indirectly,   Directly
 and Date of Birth           Principal        as         as of        as of
    of Nominee            Occupations(1)   Director   1/31/94(2)     1/31/94
_________________________________________________________________

*John H. Laporte      Chairman of the        1994
100 East Pratt        Board and member of
Street                the Executive Committee
Baltimore, MD         of the Fund; Managing
21202                 Director, T. Rowe Price
7/26/45               Associates, Inc.; Chairman
                      of the Board of the following
                      T. Rowe Price Funds: Science &
                      Technology and Small-Cap Value;
                      President and Director/Trustee
                      of the following T. Rowe Price
                      Fund/Trust: New Horizons
                      and New America Growth

John K. Major         Chairman of the        1992
126 E. 26 Place       Board and President,
Tulsa, OK             KCMA Incorporated, Tulsa,
74114-2422            Oklahoma; Director/
8/3/24                Trustee of the following
                      T. Rowe Price Funds/Trusts:
                      Growth Stock, New Horizons,
                      New Era, Growth & Income,
                      Capital Appreciation,
                      Science & Technology, Balanced
                      (since inception), Mid-Cap Growth
                      (since inception), Dividend
                      Growth (since inception), and
                      Blue Chip Growth (since inception)

_________________________________________________________________
                                                         Fund       All Other
                                                        Shares        Price
                                                     Beneficially     Funds'
                                             Year       Owned,       Shares
                                              of       Directly   Beneficially
                                           Original       or          Owned
   Name, Address                           Election   Indirectly,   Directly
 and Date of Birth           Principal        as         as of        as of
    of Nominee            Occupations(1)   Director   1/31/94(2)     1/31/94
_________________________________________________________________

Hanne M.              Retail business consultant;
Merriman              formerly, President and Chief
655 15th Street       Operating Officer (1991-92),
Suite 300             Nan Duskin, Inc., a women's
Washington,           specialty store, Director
D.C.  20005           (1984-90) and Chairman
11/16/41              (1989-90) Federal Reserve Bank
                      of Richmond, and President
                      and Chief Executive Officer
                      (1988-89), Honeybee, Inc.,
                      a division of Spiegel, Inc.;
                      Director, Central Illinois
                      Public Service Company, CIPSCO
                      Incorporated, The Rouse Company,
                      State Farm Mutual Automobile
                      Insurance Company and USAir
                      Group, Inc.

_________________________________________________________________
                                                         Fund       All Other
                                                        Shares        Price
                                                     Beneficially     Funds'
                                             Year       Owned,       Shares
                                              of       Directly   Beneficially
                                           Original       or          Owned
   Name, Address                           Election   Indirectly,   Directly
 and Date of Birth           Principal        as         as of        as of
    of Nominee            Occupations(1)   Director   1/31/94(2)     1/31/94
_________________________________________________________________


*James S. Riepe       Vice President         1992
100 East Pratt        and member of the
Street                Executive Committee
Baltimore, MD         of the Fund; Managing
21202                 Director, T. Rowe Price
6/25/43               Associates, Inc.; President
                      and Director, T. Rowe Price
                      Investment Services, Inc.;
                      Chairman of the Board, T. Rowe
                      Price Services, Inc., T.
                      Rowe Price Trust Company,
                      T. Rowe Price Retirement
                      Plan Services, Inc., and the
                      following T. Rowe Price Funds:
                      Growth & Income, Spectrum
                      (since inception), Balanced
                      (since inception), and
                      Mid-Cap Growth (since inception);
                      Vice President of the following
                      T. Rowe Price Funds/Trusts:
                      New Era, New America Growth,
                      Prime Reserve, International,
                      and Institutional International
                      (since inception); Vice President
                      and Director/Trustee of the 23 other
                      T. Rowe Price Funds/Trusts; Director, T.
                      Rowe Price Tax-Free Insured
                      Intermediate Bond Fund, Inc.
                      (since inception) and Rhone-
                      Poulenc Rorer, Inc.

_________________________________________________________________
                                                         Fund       All Other
                                                        Shares        Price
                                                     Beneficially     Funds'
                                             Year       Owned,       Shares
                                              of       Directly   Beneficially
                                           Original       or          Owned
   Name, Address                           Election   Indirectly,   Directly
 and Date of Birth           Principal        as         as of        as of
    of Nominee            Occupations(1)   Director   1/31/94(2)     1/31/94
_________________________________________________________________

Hubert D. Vos         President,             1992
1231 State            Stonington Capital
Street                Corporation, a private
Suite 210             investment company;
Santa Barbara,        Director/Trustee of the
CA  93190-0409        following T. Rowe Price
8/2/33                Funds/Trusts: New Horizons,
                      New Era, Equity Income,
                      Capital Appreciation,
                      Science & Technology,
                      Small-Cap Value, Balanced
                      (since inception), Mid-Cap
                      Growth (since inception),
                      Dividend Growth (since inception),
                      and Blue Chip Growth (since
                      inception)

_________________________________________________________________
                                                         Fund       All Other
                                                        Shares        Price
                                                     Beneficially     Funds'
                                             Year       Owned,       Shares
                                              of       Directly   Beneficially
                                           Original       or          Owned
   Name, Address                           Election   Indirectly,   Directly
 and Date of Birth           Principal        as         as of        as of
    of Nominee            Occupations(1)   Director   1/31/94(2)     1/31/94
_________________________________________________________________

Paul M. Wythes        Founding General       1992
755 Page Mill         Partner, Sutter Hill
Road                  Ventures, a venture
Suite A200            capital limited partnership
Palo Alto, CA         providing equity capital to
94304                 young high technology companies
6/23/33               throughout the United States;
                      Director/Trustee, Teltone
                      Corporation, Interventional
                      Technologies, Inc., Stuart
                      Medical, Inc. and the
                      following T. Rowe Price Funds/
                      Trusts: New Horizons,
                      Growth & Income, New America
                      Growth, Science & Technology,
                      Small-Cap Value, Index Trust
                      (since inception), Balanced
                      (since inception), Mid-Cap Growth
                      (since inception), Dividend
                      Growth (since inception), and
                      Blue Chip Growth (since inception)

*Nominees considered "interested persons" of Price Associates.

*       Nominees considered "interested persons" of T. Rowe Price.

(1) Except as otherwise noted, each individual has held the office indicated, or other offices in the same company, for the last five years.

(2) In addition to the shares owned beneficially and of record by each of the nominees, the amounts shown reflect the proportionate interests of Messrs. Laporte and Riepe in _____ shares of the Fund which are owned by a wholly-owned subsidiary of the Fund's investment manager, T. Rowe Price, and their interests in _______ shares owned by the T. Rowe Price Associates, Inc. Profit Sharing Trust.

         The directors of the Corporation who are officers or employees of T. Rowe Price receive no remuneration from the Corporation. For the year 1993, Messrs. Bailey, Dick, Fagin, Lanier, Major, Vos, and Wythes, were each paid a director's fee by the Fund in accordance with the following fee schedule: a fee of $25,000 per year as the initial fee for the first Price Fund/Trust on which a director serves; a fee of $5,000 for each of the second, third, and fourth Price Funds/Trusts on which a director serves; a fee of $2,500 for each of the fifth and sixth Price Funds/Trusts on which a director serves; and a fee of $1,000 for each of the seventh and any additional Price Funds/Trusts on which a director serves. For the year ended December 31, 1993, this group of directors received from the Fund directors' fees aggregating $12,108, including expenses. Those nominees indicated by an asterisk (*) are persons who, for purposes of Section 2(a)(19) of the Investment Company Act of 1940 are considered "interested persons" of T. Rowe Price. Each such nominee is deemed to be an "interested person" by virtue of his officership, directorship, and/or employment with T. Rowe Price. Messrs. Bailey, Dick, Fagin, Lanier, Major, Vos and Wythes are the independent directors of the Corporation.

         The Price Funds have established a Joint Audit Committee, which is comprised of at least one independent director representing each of the Funds. Messrs. Bailey, Dick and Vos, directors of the Corporation, are members of the Committee. The other members are Anthony W. Deering and Donald W. Dick, Jr.
These directors also receive a fee of $500 for each Committee meeting attended. The Audit Committee holds two regular meetings during each fiscal year, at which time it meets with the independent accountants of the Price Funds to review: (1) the services provided; (2) the findings of the most recent audit; (3) management's response to the findings of the most recent audit;
(4) the scope of the audit to be performed; (5) the accountants' fees; and (6) any accounting questions relating to particular areas of the Price Funds' operations or the operations of parties dealing with the Price Funds, as circumstances indicate.

         The Board of Directors of the Corporation has an Executive Committee which is authorized to assume all the powers of the Board to manage the Corporation, with respect to the Fund, in the intervals between meetings of the Board, except the powers prohibited by statute from being delegated.

         The Board of Directors of the Corporation has a Nominating Committee, which is comprised of all the Price Funds' independent directors. The Nominating Committee, which functions only in an advisory capacity, is responsible for reviewing and recommending to the full Board candidates for election as independent directors to fill vacancies on the Corporation's Board of Directors. The Nominating Committee will consider written recommendations from shareholders for possible nominees. Shareholders should submit their recommendations to the Secretary of the Corporation. Members of the Nominating Committee met informally during the last full fiscal year, but the Committee as such held no formal meetings.

         The Board of Directors held seven meetings during the last full fiscal year. With the exception of Mr. Major, each director standing for election or reelection attended 75% or more of the aggregate of (i) the total number of meetings of the Board of Directors (held during the period for which he was a director) and (ii) the total number of meetings held by all committees of the Board on which he served.

2. APPROVAL OR DISAPPROVAL OF CHANGES TO THE FUND'S FUNDAMENTAL INVESTMENT POLICIES

      The Investment Company Act of 1940 (the "1940 Act") requires investment companies such as the Fund to adopt certain specific investment policies that can be changed only by shareholder vote. An investment company may also elect to designate other policies that may be changed only by shareholder vote. Both types of policies are often referred to as "fundamental policies."
Certain of the Fund's fundamental policies have been adopted in the past to reflect regulatory, business or industry conditions that are no longer in effect. Accordingly, the Fund's Board of Directors has approved, and has authorized the submission to the Fund's shareholders for their approval, the amendment and/or reclassification of certain of the fundamental policies applicable to the Fund.

      The proposed amendments would (i) simplify and modernize the limitations that are required to be fundamental by the 1940 Act and (ii) eliminate as fundamental any limitations that are not required to be fundamental by that Act. By reducing to a minimum those limitations that can be changed only by shareholder vote, the Fund would be able to minimize the costs and delay associated with holding frequent annual shareholders' meetings. The Directors also believe that T. Rowe Price's ability to manage the Fund's assets in a changing investment environment will be enhanced and that investment management opportunities will be increased by these changes.


A. PROPOSAL TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT POLICY TO INCREASE ITS ABILITY TO ENGAGE IN BORROWING TRANSACTIONS

      The Board of Directors has proposed an amendment to the Fund's fundamental policy which would permit the Fund greater flexibility to engage in borrowing transactions. The current restriction is not required by applicable law. The new restriction would (1) allow the Fund to borrow slightly larger amounts of money; (2) borrow from persons other than banks or other Price Funds to the extent permitted by applicable law; and
(3) clarify that the Fund's restriction on borrowing does not prohibit the Fund from entering into reverse repurchase agreements and other proper investments and transactions. The new restriction would also conform the Fund's policy on borrowing to one which is expected to become standard for all T. Rowe Price mutual funds. The Board believes that standardized policies will assist the Fund and T. Rowe Price in monitoring compliance with the various investment restrictions to which the T. Rowe Price mutual funds are subject. The Board has directed that such amendment be submitted to shareholders for approval or disapproval.

      The Fund's current fundamental policy in the area of borrowing is as follows:

      "[As a matter of fundamental policy, the Fund may not:] Borrow money, except the Fund may borrow for non-leveraging purposes from banks or other Price Funds (i) in amounts not exceeding 30% of its total assets as a temporary measure to meet redemption requests which might otherwise require untimely disposition of portfolio securities (see page 6 of prospectus); or (ii) in amounts not exceeding 5% of its total assets for emergency, administrative or other temporary proper purposes. Interest paid on any such borrowings will reduce net investment income;"

      As amended, the Fund's fundamental policy on borrowing would be as follows:

      "[As a matter of fundamental policy, the Fund may not:] Borrow money except that the Fund may (i) borrow for non-leveraging, temporary or emergency purposes and (ii) engage in reverse repurchase agreements and make other investments or engage in other transactions, which may involve a borrowing, in a manner consistent with the Fund's investment objective and program, provided that the combination of (i) and (ii) shall not exceed 33 1/3% of the value of the Fund's total assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law. Any borrowings which come to exceed this amount will be reduced in accordance with applicable law. The Fund may borrow from banks, other Price Funds or other persons to the extent permitted by applicable law."

      If approved, the primary effect of the amendment would be to allow the Fund to: (1) borrow up to 33 1/3% (or such higher amount permitted by law) of its total assets (including the amount borrowed) less liabilities other than borrowings) as opposed to the current limitation of 30%; (2) borrow from persons other than banks or other mutual funds advised by T. Rowe Price or Rowe Price-Fleming International, Inc. ("Price Funds"); (3) enter into reverse repurchase agreements and other investments consistent with the Fund's investment objective and program; and
(4) eliminate the distinction between the amount which may be borrowed to meet redemption requests (currently 30%) and the amount which may be borrowed for other purposes (currently 5%).

33 1/3% Limitation

      The increase in the amount of money which the Fund could borrow is designed to allow the Fund greater flexibility to meet shareholder redemption requests should the need arise. As is the case under its current policy, the Fund would not borrow to increase income through leveraging. It is possible the Fund's ability to borrow a larger percentage of its assets could adversely affect the Fund if the Fund were unable to liquidate sufficient securities, or the Fund were forced to liquidate securities at unfavorable prices, to pay back the borrowed sums. However, the Directors believe the risks of such possibilities are outweighed by the greater flexibility the Fund would have in borrowing. The increased ability to borrow should permit the Fund, if it were faced with substantial shareholder redemptions, to avoid liquidating securities at unfavorable prices or times to a greater degree than would be the case under the current policy.

Reverse Repurchase Agreements

      To facilitate portfolio liquidity, it is possible the Fund could enter into reverse repurchase agreements. Reverse repurchase agreements are ordinary repurchase agreements in which a fund is a seller of, rather than the investor in, securities, and agrees to repurchase them at an agreed upon time and price. Reverse repurchase agreements can avoid certain market risks and transaction costs associated with an outright sale and repurchase. Reverse repurchase agreements, however, may be viewed as borrowings. To the extent they are, the proposed amendment would clarify that the Fund's restrictions on borrowing would not prohibit the Fund from entering into a reverse repurchase agreement.

Other Changes

      The other proposed changes in the Fund's fundamental policy--
(1) to allow the Fund to borrow from persons other than banks and other Price Funds to the extent consistent with applicable law;
(2) to engage in transactions other than reverse repurchase agreements which may involve a borrowing; and (3) to apply the Fund's 33 1/3% limitation on borrowing to all Fund borrowings regardless of their purpose (as opposed to the current policy which permits only 5% to be borrowed for purposes other than meeting redemption requests)--are simply designed to permit the Fund the greatest degree of flexibility permitted by law in pursuing its investment program. All activities of the Fund are, of course, subject to the 1940 Act and the rules and regulations thereunder as well as various state securities laws.

      The Board of Directors recommends that shareholders vote FOR the proposal.

B. PROPOSAL TO AMEND CERTAIN FUNDAMENTAL POLICIES OF THE FUND TO PERMIT THE UTILIZATION OF FUTURES CONTRACTS OR OPTIONS ON
      SUCH CONTRACTS

      The Board of Directors, has proposed amendments to the Fundamental Policies of the Fund to permit the Fund to engage in futures trading. Currently, the Fund may not engage in any futures trading. If the amendments are approved, the Fund would be permitted to engage in the range of activity now allowed for all other T. Rowe Price equity funds. Although not specifically described in the amended fundamental restriction, the Fund would have the ability to enter into forward foreign currency contracts and to invest in instruments which have the characteristics of futures and securities or whose value is determined, in whole or in part, by reference to commodity prices. All futures would be used for hedging purposes, yield enhancement or appropriate risk management purposes and not for speculation. The Board has directed that the following amendments be submitted for approval or disapproval:

      The Fund's current fundamental policy on investing in commodities is as follows:

      "[As a matter of fundamental policy, the Fund may not:] Buy or sell commodities and invest in commodities futures contracts;"

      As amended, the Fund's fundamental policy on investing in commodities and futures would be combined as follows:

      "[As a matter of fundamental policy, the Fund may not:]
      Purchase or sell physical commodities; except that it may enter into futures contracts and options thereon;"

      In addition, the Board of Directors intends to adopt the following operating policy, which may be changed by the Board of Directors without further shareholder approval.

      "[As a matter of operating policy, the Fund will not:] Purchase a futures contract or an option thereon if, with respect to positions in futures or options on futures which do not represent bona fide hedging, the aggregate initial margin and premiums on such positions would exceed 5% of the Fund's net asset value (the "New Operating Policy").

      A description of the proposed transactions in futures transactions follows, along with a discussion of the associated risks.

                                 Futures Contracts

Transactions in Futures

      The Fund may enter into financial futures contracts, including stock index, interest rate and currency futures
("futures or futures contracts").

      Stock index futures contracts may be used to provide a hedge for a portion of the Fund's portfolio, as a cash management tool, or as an efficient way for T. Rowe Price to implement either an increase or decrease in portfolio market exposure in response to changing market conditions. Stock index futures contracts are currently traded with respect to the S&P 500 Index and other broad stock market indices, such as the New York Stock Exchange Composite Stock Index and the Value Line Composite Stock Index. The Fund may, however, purchase or sell futures contracts with respect to any stock index. Nevertheless, to hedge the Fund's portfolio successfully, the Fund must sell futures contacts with respect to indices or subindices whose movements will have a significant correlation with movements in the prices of the Fund's portfolio securities.

      Interest rate or currency futures contracts may be used as a hedge against changes in prevailing levels of interest rates or currency exchange rates in order to establish more definitely the effective return on securities or currencies held or intended to be acquired by the Fund. In this regard, the Fund could sell interest rate or currency futures as an offset against the effect of expected increases in interest rates or currency exchange rates and purchase such futures as an offset against the effect of expected declines in interest rates or currency exchange rates.

      The Fund will enter into futures contracts which are traded on national or foreign futures exchanges and are standardized as to maturity date and underlying financial instrument. The principal financial futures exchanges in the United States are the Board of Trade of the City of Chicago, the Chicago Mercantile Exchange, the New York Futures Exchange, and the Kansas City Board of Trade. Futures exchanges and trading in the United States are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC"). Futures are traded in London at the London International Financial Futures Exchange, in Paris at the MATIF and in Tokyo at the Tokyo Stock Exchange. Although techniques other than the sale and purchase of futures contracts could be used for the above-referenced purposes, futures contracts offer an effective and relatively low cost means of implementing the Fund's objectives in these areas.

Regulatory Limitations

      The Fund will engage in transactions in futures contracts and options thereon only for bona fide hedging, yield enhancement and risk management purposes, in each case in accordance with the rules and regulations of the CFTC, and applicable state law and not for speculation.

      The Fund will not purchase a futures contract or an option thereon if, with respect to positions in futures or options on futures which do not represent bona fide hedging, the aggregate initial margin and premiums on such positions would exceed 5% of the Fund's net asset value (the "New Operating Policy").

      In instances involving the purchase of futures contracts or call options thereon or the writing of put options thereon by the Fund, an amount of cash, U.S. government securities or other liquid, high-grade debt obligations, equal to the market value of the futures contracts and options thereon (less any related margin deposits), will be deposited in a segregated account with the Fund's custodian to cover the position, or alternative cover will be employed thereby insuring that the use of such futures contracts and options is unleveraged.

      If the CFTC or other regulatory authorities adopt different
(including less stringent) or additional restrictions, the Fund would comply with such new restrictions.

Trading in Futures

      A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., units of a stock index) for a specified price, date, time and place designated at the time the contract is made. Brokerage fees are incurred when a futures contract is bought or sold and margin deposits must be maintained. Entering into a contract to buy is commonly referred to as buying or purchasing a contract or holding a long position. Entering into a contract to sell is commonly referred to as selling a contract or holding a short position.

      Unlike when the Fund purchases or sells a security, no price would be paid or received by the Fund upon the purchase or sale of a futures contract. Upon entering into a futures contract, and to maintain the Fund's open positions in futures contracts, the Fund would be required to deposit with its custodian in a segregated account in the name of the futures broker an amount of cash, U.S. government securities, suitable money market instruments, or liquid, high-grade debt securities, known as "initial margin." The margin required for a particular futures contract is set by the exchange on which the contract is traded, and may be significantly modified from time to time by the exchange during the term of the contract. Futures contracts are customarily purchased and sold on margins that may range upward from less than 5% of the value of the contract being traded.

      If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Fund.

      These subsequent payments, called "variation margin," to and from the futures broker, are made on a daily basis as the price of the underlying assets fluctuate making the long and short positions in the futures contract more or less valuable, a process known as "marking to the market." The Fund expects to earn interest income on its margin deposits.

      Although certain futures contracts, by their terms, require actual future delivery of and payment for the underlying instruments, in practice most futures contracts are usually closed out before the delivery date. Closing out an open futures contract purchase or sale is effected by entering into an offsetting futures contract purchase or sale, respectively, for the same aggregate amount of the identical securities and the same delivery date. If the offsetting purchase price is less than the original sale price, the Fund realizes a gain; if it is more, the Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that the Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the futures contract.

      For example, the Standard & Poor's 500 Stock Index is composed of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The S&P 500 Index assigns relative weightings to the common stocks included in the Index, and the Index fluctuates with changes in the market values of those common stocks. In the case of the S&P 500 Index, contracts are to buy or sell 500 units. Thus, if the value of the S&P 500 Index were $150, one contract would be worth $75,000 (500 units x $150). The stock index futures contract specifies that no delivery of the actual stock making up the index will take place. Instead, settlement in cash occurs. Over the life of the contract, the gain or loss realized by the Fund will equal the difference between the purchase (or sale) price of the contract and the price at which the contract is terminated. For example, if the Fund enters into a futures contract to buy 500 units of the S&P 500 Index at a specified future date at a contract price of $150 and the S&P 500 Index is at $154 on that future date, the Fund will gain $2,000 (500 units x gain of $4). If the Fund enters into a futures contract to sell 500 units of the stock index at a specified future date at a contract price of $150 and the S&P 500 Index is at $152 on that future date, the Fund will lose $1,000 (500 units x loss of $2).

Special Risks of Transactions in Futures Contracts

      Volatility and Leverage. The prices of futures contracts are volatile and are influenced, among other things, by actual and anticipated changes in the market and interest rates, which in turn are affected by fiscal and monetary policies and national and international policies and economic events.

      Most United States futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of futures contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

      Because of the low margin deposits required, futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. However, the Fund would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying instrument and sold it after the decline. Furthermore, in the case of a futures contract purchase, in order to be certain that the Fund has sufficient assets to satisfy its obligations under a futures contract, the Fund earmarks to the futures contract money market instruments equal in value to the current value of the underlying instrument less the margin deposit.

      Liquidity. The Fund may elect to close some or all of its futures positions at any time prior to their expiration. The Fund would do so to reduce exposure represented by long futures positions or increase exposure represented by short futures positions. The Fund may close its positions by taking opposite positions which would operate to terminate the Fund's position in the futures contracts. Final determinations of variation margin would then be made, additional cash would be required to be paid by or released to the Fund, and the Fund would realize a loss or a gain.

      Futures contracts may be closed out only on the exchange or board of trade where the contracts were initially traded. Although the Fund intends to purchase or sell futures contracts only on exchanges or boards of trade where there appears to be an active market, there is no assurance that a liquid market on an exchange or board of trade will exist for any particular contract at any particular time. In such event, it might not be possible to close a futures contract, and in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge the underlying instruments, the Fund would continue to hold the underlying instruments subject to the hedge until the futures contracts could be terminated. In such circumstances, an increase in the price of the underlying instruments, if any, might partially or completely offset losses on the futures contract. However, as described below, there is no guarantee that the price of the underlying instruments will, in fact, correlate with the price movements in the futures contract and thus provide an offset to losses on a futures contract.

      Hedging Risk. A decision of whether, when, and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior, market or interest rate trends. There are several risks in connection with the use by the Fund of futures contracts as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the futures contracts and movements in the prices of the underlying instruments which are the subject of the hedge. T. Rowe Price will, however, attempt to reduce this risk by entering into futures contracts whose movements, in its judgment, will have a significant correlation with movements in the prices of the Fund's underlying instruments sought to be hedged.

      Successful use of futures contracts by the Fund for hedging purposes is also subject to T. Rowe Price's ability to correctly predict movements in the direction of the market. It is possible that, when the Fund has sold futures to hedge its portfolio against a decline in the market, the index, indices, or underlying instruments on which the futures are written might advance and the value of the underlying instruments held in the Fund's portfolio might decline. If this were to occur, the Fund would lose money on the futures and also would experience a decline in value in its underlying instruments. However, while this might occur to a certain degree, T. Rowe Price believes that over time the value of the Fund's portfolio will tend to move in the same direction as the market indices which are intended to correlate to the price movements of the underlying instruments sought to be hedged. It is also possible that if the Fund were to hedge against the possibility of a decline in the market (adversely affecting the underlying instruments held in its portfolio) and prices instead increased, the Fund would lose part or all of the benefit of increased value of those underlying instruments that it has hedged, because it would have offsetting losses in its futures positions. In addition, in such situations, if the Fund had insufficient cash, it might have to sell underlying instruments to meet daily variation margin requirements. Such sales of underlying instruments might be, but would not necessarily be, at increased prices (which would reflect the rising market). The Fund might have to sell underlying instruments at a time when it would be disadvantageous to do so.

      In addition to the possibility that there might be an imperfect correlation, or no correlation at all, between price movements in the futures contracts and the portion of the portfolio being hedged, the price movements of futures contracts might not correlate perfectly with price movements in the underlying instruments due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors might close futures contracts through offsetting transactions which could distort the normal relationship between the underlying instruments and futures markets. Second, the margin requirements in the futures market are less onerous than margin requirements in the securities markets, and as a result the futures market might attract more speculators than the securities markets do. Increased participation by speculators in the futures market might also cause temporary price distortions. Due to the possibility of price distortion in the futures market and also because of the imperfect correlation between price movements in the underlying instruments and movements in the prices of futures contracts, even a correct forecast of general market trends by T. Rowe Price might not result in a successful hedging transaction over a very short time period.

Options on Futures Contracts

      Options on futures are similar to options on underlying instruments except that options on futures give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell the futures contract, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by the delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. Alternatively, settlement may be made totally in cash. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

      As an alternative to writing or purchasing call and put options on stock index futures, the Fund may write or purchase call and put options on stock indices. Such options would be used in a manner similar to the use of options on futures contracts. From time to time, a single order to purchase or sell futures contracts (or options thereon) may be made on behalf of the Fund and other T. Rowe Price Funds. Such aggregated orders would be allocated among the Fund and the other T. Rowe Price Funds in a fair and non-discriminatory manner.

Special Risks of Transactions in Options on Futures Contracts

      The Fund may seek to close out an option position by writing or buying an offsetting option covering the same index, underlying instruments, or contract and having the same exercise price and expiration date. The ability to establish and close out positions on such options will be subject to the maintenance of a liquid secondary market. Reasons for the absence of a liquid secondary market on an exchange include the following:
(i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options, or underlying instruments; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of any of the clearing corporations inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders.

Additional Futures and Options Contracts

      Although the Fund has no current intention of engaging in futures or options transactions other than those described above, it reserves the right to do so. Such futures or options trading might involve risks which differ from those involved in the futures and options described above.

                            Foreign Futures and Options

      Participation in foreign futures and foreign options transactions involves the execution and clearing of trades on or subject to the rules of a foreign board of trade. Neither the National Futures Association nor any domestic exchange regulates activities of any foreign boards of trade, including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs. For these reasons, customers who trade foreign futures or foreign options contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the CFTC's regulations and the rules of the National Futures Association and any domestic exchange, including the right to use reparations proceedings before the Commission and arbitration proceedings provided by the National Futures Association or any domestic futures exchange. In particular, funds received from customers for foreign futures or foreign options transactions may not be provided the same protections as funds received in respect of transactions on United States futures exchanges. In addition, the price of any foreign futures or foreign options contract and, therefore, the potential profit and loss thereon may be affected by any variance in the foreign exchange rate between the time your order is placed and the time it is liquidated, offset or exercised.

      The Board of Directors recommends that shareholders vote FOR the proposal.

C.    PROPOSAL TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT POLICY
      REGARDING THE MAKING OF LOANS

       The Board of Directors has proposed an amendment to the Fundamental Investment Policies of the Fund in order to: (i) specify the amount of its assets which may be subject to its lending policy; (ii) authorize the Fund to participate as a lender in an interfund lending program involving the funds advised by T. Rowe Price or Rowe Price-Fleming International, Inc. (the "Price Funds"); and (iii) allow the Fund to purchase the entire or any portion of the debt of a company. The new restriction would also conform the Fund's policy on lending to one which is expected to become standard for all T. Rowe Price mutual funds. The Board believes that standardized policies will assist the Fund and T. Rowe Price in monitoring compliance with the various investment restrictions to which the T. Rowe Price mutual funds are subject. The Board has directed that such amendment be submitted to shareholders for approval or disapproval.

       The Fund's current fundamental policy in the area of making loans is as follows:

       "[As a matter of fundamental policy, the Fund may not:] Make loans, except that the Fund may: (i) invest in a portion of an issue of publicly issued bonds, debentures, notes, and other debt securities for investment purposes, and (ii) purchase money market securities and enter into repurchase agreements;"

       As amended, the Fund's fundamental policy on loans would be as follows:

       "[As a matter of fundamental policy, the Fund may not:] Make loans, although the Fund may (i) lend portfolio securities and participate in an interfund lending program with other Price Funds provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of the Fund's total assets; (ii) purchase money market securities and enter into repurchase agreements; and
       (iii) acquire publicly-distributed or privately-placed debt securities and purchase debt;"

33 1/3% Restriction

       The Fund's current fundamental policy on loans does not impose any specific limit on the amount of the Fund's assets which may be involved in such activity. The new policy would restrict such lending to 33 1/3% of the Fund's total assets.

Interfund Lending Program

       The proposed amendments to the Fund's fundamental policy would allow the Fund to participate in an interfund lending program with other Price mutual funds. The nature of this program and the risks associated with the Fund's participation are set forth under "Borrowing from Other Price Funds" beginning on page ____. Shareholders are being asked to consider, and vote separately, on the Fund's participation in the interfund lending program as a borrower and as a lender.

       The Directors believe that the interfund lending program:
(i) may benefit the Fund by providing it with greater flexibility to engage in lending transactions; and (ii) would facilitate the Fund's ability to earn a higher return on short-term investments by allowing it to lend cash to other Price Funds. Implementation of interfund lending would be accomplished consistent with applicable regulatory requirements, including the provisions of any order the SEC might issue to the Fund and to other Price Funds.

Purchase of Debt

       The Fund's fundamental policy on lending allows the Fund to purchase debt securities as an exception to the general limitations on making loans. However, there is no similar exception for the purchase of straight debt, e.g., debt held by a bank for example which might not be considered a debt security. Such an investment might be subject to greater risks of liquidity and unavailability of public information than would be the case for an investment in a publicly held security. The primary purpose of this proposal is to conform the Fund's fundamental policy in this area to one that is expected to become standard for all Price Funds. The Fund will continue to invest primarily in equity securities. However, the Board of Directors believes that increased standardization will help promote operational efficiencies and facilitate monitoring of compliance with the Fund's investment restrictions.

Lending Portfolio Securities

       The Fund's fundamental policy on lending does not permit it to lend its portfolio securities. This activity is permitted by virtually all other Price Funds and the Board of Directors believes the Fund should be permitted to engage in this activity as well.

       A description of the lending of portfolio securities follows, along with a discussion of the risks associated with this type of investment.

       For the purpose of realizing additional income, the Fund may make secured loans of portfolio securities amounting to not more than 33 1/3% of its total assets. This policy is a fundamental policy. Securities loans are made to broker-dealers, institutional investors, or other persons pursuant to agreements requiring that the loans be continuously secured by collateral at least equal at all times to the value of the securities lent marked to market on a daily basis. The collateral received will consist of cash, U.S. government securities, letters of credit or such other collateral as may be permitted under its investment program. While the securities are being lent, the Fund will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower. The
Fund has a right to call each loan and obtain the securities on five business days' notice or, in connection with securities trading on foreign markets, within such longer period of time which coincides with the normal settlement period for purchases and sales of such securities in such foreign markets. The Fund will not have the right to vote securities while they are being lent, but it will call a loan in anticipation of any important vote. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will only be made to persons deemed by T. Rowe Price to be of good standing and will not be made unless, in the judgment of T. Rowe Price, the consideration to be earned from such loans would justify the risk.

Private Placements

       The Fund is currently not permitted to purchase private placements or restricted securities. The Fund is requesting approval elsewhere in this proxy to remove the current prohibition against investing in private placements. References made to pages ____ for a discussions of the risks of investing in this type of security. Shareholders are also being asked to approve a change in the Fund's policy on lending to permit investments in private placements. Private placements in the form of debt securities may be viewed as, in economic substance, a form of loan. Although the Fund will continue to invest primarily in equity securities, the Board of Directors believes this proposal should be adopted to provide the Fund with the flexibility to invest in privately placed debt securities. The Board also believes that adoption of a policy which is expected to become uniform for all Price Funds will help promote its operational efficiencies and facilitate monitoring of the compliance with the Fund's investment restrictions. For purposes of the restriction on lending, the Fund will consider the acquisition of a debt security to include the execution of a note or other evidence of an extension of credit with a term of more than nine months.

       The Board of Directors recommends that shareholders vote FOR the proposal.

D. PROPOSAL TO AMEND THE FUND'S FUNDAMENTAL POLICY TO INCREASE THE PERCENTAGE OF FUND ASSETS WHICH MAY BE INVESTED IN ANY
       ONE ISSUER

       The Board of Directors has proposed an amendment to the Fundamental Investment Policies of the Fund to conform such policies to Section 5(b)(1) of the Investment Company Act of 1940 (the "1940 Act") and to permit the Fund greater flexibility to invest in securities considered by T. Rowe Price to present attractive investment opportunities. Under the amended policy, the Fund would be limited, with respect to 75% of its total assets, to investing no more than 5% of its total assets in the securities of any one issuer. However, no such limitation would apply with respect to the remaining 25% of the Fund's assets. It should be understood that the proposed amendment, by permitting the Fund to invest a greater percentage of its assets with a single issuer, could increase the risk to the Fund in the event of adverse developments affecting the securities of such issuer. In addition, as under the current policy, the new restrictions would apply, to repurchase agreements. The Board has directed that such amendment be submitted to shareholders for approval or disapproval.

       The Fund's current fundamental policy in the area of investing in the securities of a single issuer is as follows:

       "[As a matter of fundamental policy, the Fund may not:]
       Invest in more than 5% of its total assets in the securities of any one issuer;"

       As amended, the Fund's fundamental policy on investing in the securities of a single issuer would be as follows:

       "[As a matter of fundamental policy, the Fund may not:] Purchase a security if, as a result, with respect to 75% of the value of its total assets, more than 5% of the value of the Fund's total assets would be invested in the securities of a single issuer, except securities issued or guaranteed by the U.S. government, or any of its agencies or instrumentalities;"

       The proposed amendments will not affect the status of the Fund as a diversified investment company under the 1940 Act. However, the proposed amendments would allow the Fund to invest a significantly larger portion of its assets in the securities of a single issuer. Thus, for example, the Fund could invest 25% of its total assets in the securities of a single issuer, or 10% of its total assets in securities of one issuer and 15% of its total assets in securities of another issuer. This would cause the Fund's net asset value per share to be more affected by changes in the value of, and market, credit and business developments with respect to, the securities of such issuer(s). In addition, if the Fund were to have a substantial portion of its assets invested in the securities of a single issuer, the liquidity of the Fund's investment in that issuer could be reduced. However, the Fund's Board of Directors believes the Fund should have the increased flexibility to pursue its investment program which the proposed amendment would allow.

       The Board of Directors recommends that shareholders vote FOR the proposal.

E.     PROPOSAL TO AMEND THE FUND'S FUNDAMENTAL POLICY REGARDING
       PURCHASING MORE THAN 10% OF AN ISSUER'S VOTING SECURITIES

       The Board of Directors has proposed an amendment to the Fundamental Investment Restrictions of the Fund to conform such policies to Section 5(b)(1) of the 1940 Act and to provide the Fund with greater flexibility to invest its assets in the outstanding voting securities of various companies. Under the amended policy, the Fund would be restricted from owning more than 10% of an issuer's outstanding voting securities only with respect to 75% of the value of its total assets, as opposed to 100% under the current policy. By permitting the Fund to own more than 10% of the outstanding voting securities of an issuer, the proposed amendment, if adopted, could increase the risk to the Fund with respect to adverse developments concerning such securities. The Board of Directors, however, believes the Fund should have the increased flexibility which the amendment would provide. The Board has directed that such change be submitted to shareholders for approval or disapproval.

       The Fund's current fundamental policy in the area of purchasing more than 10% of an issuer's voting securities is as follows:

       "[As a matter of fundamental policy, the Fund may not:] . . . Invest in more than 10% of the outstanding voting securities of any one issuer;"

       As amended, the Fund's fundamental policy on purchasing more than 10% of an issuer's voting securities would be as follows:

       "[As a matter of fundamental policy, the Fund may not:] Purchase a security if, as a result, with respect to 75% of the value of the Fund's total assets, more than 10% of the outstanding voting securities of any issuer would be held by the Fund (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities);"

       The proposed amendments will not affect the status of the Fund as a diversified investment company under the 1940 Act. However, the proposed amendments would permit the Fund, with respect to 25% of its assets, to take a larger position in the voting securities of companies than under the current investment limitation. Thus, for example, the Fund could purchase 100% of the voting securities of one or more companies. This would cause the Fund's net asset value per share to be more affected by changes in the value of, and market, credit and business developments with respect to, the securities of such companies. In addition, if the Fund were to own a substantial percentage of an issuer's voting or other securities, there is a risk that the liquidity of those securities would be reduced. However, the Fund's Board of Directors believes the Fund should have the increased flexibility to pursue its investment program which the proposed amendment would allow.

       The Board of Directors recommends that shareholders vote FOR the proposal.

F. PROPOSAL TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT POLICIES CONCERNING REAL ESTATE

       The Board of Directors has proposed an amendment to the Fundamental Investment Policies of the Fund to clarify the types of securities in which the Fund is authorized to invest and to conform the Fund's fundamental policy on investing in real estate to a policy that is expected to become standard for all Price Funds. The proposed amendment is not expected to affect the investment program of the Fund or instruments in which the Fund invests. The Fund will not purchase or sell real estate. Although not specifically referred to in the new restriction, the Fund also will not purchase or sell real estate limited partnerships. The Fund would continue to be able to hold or sell real estate as a result of its ownership of securities secured by real estate as under the proposed policy. The new policy would not allow the Fund to buy real estate for present or future office purposes, as is permitted under the current policy. The Board has directed that such amendment be submitted to shareholders for approval or disapproval.

       The Fund's current fundamental policy in the area of investing in real estate is as follows:

       "[As a matter of fundamental policy, the Fund may not:] Buy real estate, except for present or future office purposes. However, the Fund may, as appropriate and consistent with its investment policies and other investment restrictions, buy securities of issuers that engage in real estate operations and securities that are secured by interests in real estate (including partnership interests and shares of real estate investment trusts) and may hold and sell real estate acquired as a result of ownership of such securities);"

       As amended, the Fund's fundamental policy on investing in real estate would be as follows:

       "[As a matter of fundamental policy, the Fund may not:] Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);"

       The Board of Directors recommends that shareholders vote FOR the proposal.

G.     PROPOSAL TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT POLICY
       ON THE ISSUANCE OF SENIOR SECURITIES

       The Fund's Board of Directors has proposed an amendment to the Fund's fundamental policy on investing in senior securities which would allow the Fund to invest in senior securities to the extent permitted under the Investment Company Act of 1940. The new policy, if adopted, would provide the Fund with greater flexibility in pursuing its investment objective and program.
The Board has directed that such amendment be submitted to shareholders for approval or disapproval.

       The Fund's current fundamental policy in the area of issuing senior securities is as follows:

       "[As a matter of fundamental policy, the Fund may not:]
       Issue senior securities;"

       As amended, the Fund's fundamental policy on issuing senior securities would be as follows:

       "[As a matter of fundamental policy, the Fund may not:]
       Issue senior securities except in compliance with the Investment Company Act of 1940;"

       The 1940 Act limits a Fund's ability to issue senior securities or engage in investment techniques which could be deemed to create a senior security. Although the definition of a "senior security" involves complex statutory and regulatory concepts, a senior security is generally thought of as a class of security preferred over shares of the Fund with respect to the Fund's assets or earnings. It generally does not include temporary or emergency borrowings by the Fund (which might occur to meet shareholder redemption requests) in accordance with federal law and the Fund's investment limitations. Various investment techniques that obligate the Fund to pay money at a future date (e.g., the purchase of securities for settlement on a date that is longer than required under normal settlement practices) occasionally raise questions as to whether a "senior security" is created. The Fund utilizes such techniques only in accordance with applicable regulatory requirements under the 1940 Act. Although the Fund has no current intention of issuing senior securities, the proposed change will clarify the Fund's authority to issue senior securities in accordance with the 1940 Act without the need to seek shareholder approval.

       The Board of Directors recommends that shareholders vote FOR the proposal.

H. PROPOSAL TO CHANGE THE DESIGNATION OF THE FUND'S FUNDAMENTAL POLICY ON INVESTING FOR CONTROL OF PORTFOLIO COMPANIES

       The Fund's Board of Directors has proposed that the Fund's Fundamental Investment Policy on investing for control of portfolio companies be changed from a fundamental policy to a substantially similar operating policy. Fundamental policies may only be changed with shareholder approval, while operating policies may be changed by vote of the Board of Directors without shareholder approval. While the Fund has no current intention of investing in companies for the purpose of obtaining or exercising control, the proposed change would allow the Fund to do so if the Board of Directors determined to change the new operating policy. No additional shareholder vote would be necessary. The Board believes that the proposed amendment will provide the Fund with greater flexibility to respond to market and regulatory developments and has directed that such change be submitted to shareholders for approval or disapproval.

       As changed, the Fund's operating policy on investing for control of portfolio companies would be as follows:

       "[As a matter of operating policy, the Fund may not:]
       Invest in companies for the purpose of exercising management or control;"

       The Board of Directors recommends that shareholders vote FOR the proposal.

I.     PROPOSAL TO ELIMINATE THE FUND'S FUNDAMENTAL POLICY ON
       INVESTING IN THE SECURITIES OF OTHER INVESTMENT COMPANIES

       The Board of Directors has proposed that the Fund's Fundamental Investment Policy on investing in the securities of other investment companies be eliminated and replaced with a substantially similar operating policy. Fundamental policies may be changed only by shareholder vote, while operating policies may be changed by vote of the Board of Directors without shareholder approval. The current policy of the Fund is not required by applicable law to be fundamental. The purpose of the proposed change is to provide the Fund greater flexibility in pursuing its investment objective and in responding to regulatory and market developments. Although the Fund does not typically invest in the securities of other open-end investment companies and would only, on occasion, purchase securities of closed-end investment companies, the proposed change would permit the Fund to invest in the securities of other investment companies to the maximum extent permitted under the 1940 Act and applicable state law, as described below, without further shareholder approval. The Board has directed that such change be submitted to shareholders for approval or disapproval.

       The Fund's current fundamental policy in the area of investing in the securities of other investment companies is as follows:

       "[As a matter of fundamental policy, the Fund may not:]
       Invest in the securities of other investment companies.
       Duplicate fees may result from such purchases;"

       The operating policy on investing in the securities of other investment companies, to be adopted by the Fund, would be as follows:

       "[As a matter of operating policy, the Fund may not:] Purchase securities of open-end or closed-end investment companies except in compliance with the Investment Company Act of 1940 and applicable state law. Duplicate fees may result from such purchases;"

       Under the 1940 Act, the Fund is subject to various restrictions in purchasing the securities of closed-end and open-end investment companies. The 1940 Act limits the Fund, immediately after a purchase, (1) to investing no more than 10% of its total assets in the securities of other investment companies; (2) to owning no more than 3% of the total outstanding voting stock of any other investment company; and (3) to having no more than 5% of its total assets invested in securities of another investment company. Additionally, in the case of a closed-end investment company, the Fund, and all other mutual funds having T. Rowe Price as an investment manager, are limited to owning no more than 10% of the total outstanding voting stock of any closed-end company.

       The 1940 Act provides an alternative set of restrictions if the Fund were to exceed certain of these percentage limitations. Under the alternative, the Fund could invest any or all of its assets in other investment companies, provided the Fund and all of its affiliates, immediately after a purchase, did not own more than 3% of the total outstanding stock of the other investment company. Under this alternative restriction, the rate at which the Fund could redeem its investment in the other investment companies in which it invests might be restricted which could result in a situation where the Fund would not be able to redeem a portfolio security when it appears to T. Rowe Price to be in the best interest of the Fund to do so. T. Rowe Price would consider the effect on the Fund's liquidity and the Fund's ability to timely dispose of securities, before purchasing the securities of another investment company.

       Certain states impose further limitations on the purchase by the Fund of the securities of other investment companies. At the present time, these restrictions could prohibit the Fund, with certain exceptions, from: (i) purchasing or retaining the securities of any open-end investment company; (ii) purchasing the securities of any closed-end investment company except through a purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission or when the purchase is part of a plan of merger, consolidation, reorganization or acquisition; and (iii) investing more than 10% of its assets in one or more investment companies.

       It is possible the requirements of the 1940 Act or the states regarding the Fund's investment in the securities of closed-end and open-end investment companies could change, or that the Fund could obtain a waiver of their application. The Board of Directors believes the Fund should have the ability to respond to potential changes in these areas without the necessity of holding a further meeting of shareholders.

       The Board of Directors recommends that shareholders vote FOR the proposal.

J.     PROPOSAL TO ELIMINATE THE FUND'S FUNDAMENTAL INVESTMENT
       POLICY ON PURCHASING SECURITIES ON MARGIN

       The Board of Directors has proposed that the Fund's Fundamental Investment Policy on purchasing securities on margin be changed from a fundamental policy to an operating policy. Fundamental policies may be changed only by shareholder vote, while operating policies may be changed by the Board of Directors without shareholder approval. The purpose of the proposal is to allow the Fund greater flexibility in responding to market and regulatory developments by providing the Board of Directors with the authority to make changes in the Fund's policy on margin without further shareholder approval. The new restriction would also conform the Fund's policy on margin to one which is expected to become standard for all T. Rowe Price mutual funds. The Board believes that standardized policies will assist the Fund and T. Rowe Price in monitoring compliance with the various investment restrictions to which the T. Rowe Price mutual funds are subject. The Board has directed that such amendment be submitted to shareholders for approval or disapproval.

       The Fund's current fundamental policy in the area of purchasing securities on margin is as follows:

       "[As a matter of fundamental policy, the Fund may not:]
       Purchase securities on margin;"

       As amended, the Fund's operating policy on purchasing securities on margin would be as follows:

       "[As a matter of operating policy, the Fund may not:]
       Purchase securities on margin, except (i) for use of short-term credit necessary for clearance of purchases of portfolio securities and (ii) it may make margin deposits in connection with futures contracts or other permissible investments;"

       Both policies prohibit the purchase of securities on margin. The operating policy, however, would enumerate two exceptions to this general prohibition. The first exception "use of short-term credit necessary for clearance of purchases of portfolio securities" is permitted by Section 12(a)(1) of the 1940 Act which sets forth the general restriction on mutual funds purchasing securities on margin. The other exception relates to the establishment of margin accounts in connection with futures transactions and other permissible investments of the Fund. Elsewhere in this proxy, the Fund is seeking authority to engage in futures transactions. The Fund does not consider the establishment of a margin account in connection with the use of futures to be subject to the prohibition against purchasing securities on margin. However, to avoid any uncertainty in this area, the Fund is seeking approval to change the Fund's fundamental policy to an operating policy which would specifically refer to the use of margin in futures transactions as an exception to the general prohibition against margin accounts. Other permissible uses of margin would include, but not be limited to, the deposit of margin by the Fund in connection with written options. If the Fund were to write an option, it could be required to put up margin with a broker as security for the Fund's obligation to deliver the security on which the option is written.

       The Board of Directors recommends that shareholders vote FOR the proposal.

K.     TO ELIMINATE THE FUND'S FUNDAMENTAL INVESTMENT POLICY ON
       INVESTING IN OIL AND GAS PROGRAMS

       The Fund's Board of Directors has proposed that the Fund's Fundamental Policy on investing in oil and gas programs be eliminated and replaced with a substantially similar operating policy. Fundamental policies may be changed only by shareholder vote, while operating policies may be changed by the Board of Directors without shareholder approval. The current policy of the Fund is not required by applicable law to be fundamental.
The purpose of the proposal is to provide the Fund with greater flexibility in pursuing its investment objective and program.
The new restriction would also conform the Fund's policy on investing in oil and gas programs to one which is expected to become standard for all T. Rowe Price mutual funds. The Board believes that standardized policies will assist the Fund and T. Rowe Price in monitoring compliance with the various investment restrictions to which the T. Rowe Price mutual funds are subject. The Board has directed that the proposal be submitted to shareholders for approval or disapproval.

       The Fund's current fundamental policy in the area of investing in oil and gas programs is as follows:

       "[As a matter of fundamental policy, the Fund may not:]
       Invest in interests in oil, gas, or other mineral exploration or development programs, although investments may be made in the securities of issuers engaged in any such business;"

       The operating policy on investing in oil and gas programs, to be adopted by the Fund, would be as follows:

       "[As a matter of operating policy, the Fund may not:]
       Purchase participations or other direct interests or enter into leases with respect to, oil, gas or other mineral exploration or development programs;"

       The current fundamental policy was formerly required by certain states to be fundamental. This is no longer the case and the replacement of the policy with an operating policy will adequately protect the Fund while providing greater flexibility to the Fund to respond to market or regulatory developments by allowing the Board of Directors the authority to make changes in this policy without seeking further shareholder approval. Like the current restriction, the new operating policy would allow the Fund to invest in securities of companies which are engaged in the oil and gas business. The new operating policy also clarifies that the Fund may not purchase participations in and leases with respect to oil, gas, or other mineral exploration or development programs.

       The Board of Directors recommends that shareholders vote FOR the proposal.

L.     PROPOSAL TO ELIMINATE THE FUND'S FUNDAMENTAL INVESTMENT
       POLICY ON OPTIONS

       The Fund's Board of Directors has proposed that the Fund's Fundamental Investment Policy on investment in options be eliminated and replaced with an operating policy which permits the Fund to purchase and sell options of any type for any purpose consistent with the Fund's investment program. Fundamental policies may be changed only by shareholder vote, while operating policies may be changed by vote of the Board of Directors without shareholder approval. The purpose of the proposal is to allow the Fund to engage in the types of options transactions permitted other Price Funds, and in connection therewith, give the Fund greater flexibility in responding to market and regulatory developments by allowing the Board of Directors the authority to make changes in the Fund's policy on options without seeking further shareholder approval. The new restriction would also conform the Fund's policy on investing in options to one which is expected to become standard for all T. Rowe Price mutual funds. The Board believes that standardized policies will assist the Fund and T. Rowe Price in monitoring compliance with the various investment restrictions to which the T. Rowe Price mutual funds are subject. The Board has directed that such change be submitted to shareholders for approval or disapproval.

       The Fund's current fundamental policy in the area of investing in options is as follows:

       "[As a matter of fundamental policy, the Fund may not:]
       Invest in puts, calls, straddles, spreads or any combination thereof;"

       The operating policy on investing in options, to be adopted by the Fund, would be as follows:

       "[As a matter of operating policy, the Fund may not:]
       Invest in puts, calls, straddles, spreads, or any combination thereof, except to the extent permitted by the prospectus and Statement of Additional Information;"

       A description follows of the transactions in options in which it is proposed this Fund be permitted to engage, along with a discussion of the risks associated with investing in options. This language will become a part of the Fund's prospectus and Statement of Additional Information, as the case may be, as it may be amended from time to time.

                           Writing Covered Call Options

       The Fund may write (sell) "covered" call options and purchase options to close out options previously written by the Fund. In writing covered call options, the Fund expects to generate additional premium income which should serve to enhance the Fund's total return and reduce the effect of any price decline of the security or currency involved in the option. Covered call options will generally be written on securities or currencies which, in the opinion of the Fund's investment manager, T. Rowe Price Associates, Inc. ("T. Rowe Price"), are not expected to make any major price increases or moves in the near future but which, over the long term, are deemed to be attractive investments for the Fund.

       A call option gives the holder (buyer) the "right to purchase" a security or currency at a specified price (the exercise price) at expiration of the option (European style) or at any time until a certain date (the expiration date) (American style). So long as the obligation of the writer of a call option continues, he may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring him to deliver the underlying security or currency against payment of the exercise price. This obligation terminates upon the expiration of the call option, or such earlier time at which the writer effects a closing purchase transaction by repurchasing an option identical to that previously sold. To secure his obligation to deliver the underlying security or currency in the case of a call option, a writer is required to deposit in escrow the underlying security or currency or other assets in accordance with the rules of a clearing corporation. The Fund will write only covered call options. This means that the Fund will own the security or currency subject to the option or an option to purchase the same underlying security or currency, having an exercise price equal to or less than the exercise price of the "covered" option, or will establish and maintain with its custodian for the term of the option, an account consisting of cash, U.S. government securities or other liquid high grade debt obligations having a value equal to the fluctuating market value of the optioned securities or currencies. In order to comply with the requirements of several states, the Fund will not write a covered call option if, as a result, the aggregate market value of all portfolio securities or currencies covering call or put options exceeds 25% of the market value of the Fund's net assets. Should these state laws change or should the Fund obtain a waiver of their application, the Fund reserves the right to increase this percentage. In calculating the 25% limit, the Fund will offset, against the value of assets covering written calls and puts, the value of purchased calls and puts on identical securities or currencies with identical maturity dates.

       Portfolio securities or currencies on which call options may be written will be purchased solely on the basis of investment considerations consistent with the Fund's investment objectives. The writing of covered call options is a conservative investment technique believed to involve relatively little risk (in contrast to the writing of naked or uncovered options, which the Fund will not do), but capable of enhancing the Fund's total return. When writing a covered call option, the Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security or currency above the exercise price, but conversely retains the risk of loss should the price of the security or currency decline. Unlike one who owns securities or currencies not subject to an option, the Fund has no control over when it may be required to sell the underlying securities or currencies, since it may be assigned an exercise notice at any time prior to the expiration of its obligation as a writer. If a call option which the Fund has written expires, the Fund will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security or currency during the option period. If the call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security or currency. The Fund does not consider a security or currency covered by a call to be "pledged" as that term is used in the Fund's policy which limits the pledging or mortgaging of its assets.

       The premium received is the market value of an option. The premium the Fund will receive from writing a call option will reflect, among other things, the current market price of the underlying security or currency, the relationship of the exercise price to such market price, the historical price volatility of the underlying security or currency, and the length of the option period. Once the decision to write a call option has been made,
T. Rowe Price, in determining whether a particular call option should be written on a particular security or currency, will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for those options. The premium received by the Fund for writing covered call options will be recorded as a liability of the Fund. This liability will be adjusted daily to the option's current market value, which will be the latest sale price at the time at which the net asset value per share of the Fund is computed (close of the New York Stock Exchange), or, in the absence of such sale, the latest asked price. The option will be terminated upon expiration of the option, the purchase of an identical option in a closing transaction, or delivery of the underlying security or currency upon the exercise of the option.

       Closing transactions will be effected in order to realize a profit on an outstanding call option, to prevent an underlying security or currency from being called, or, to permit the sale of the underlying security or currency. Furthermore, effecting a closing transaction will permit the Fund to write another call option on the underlying security or currency with either a different exercise price or expiration date or both. If the Fund desires to sell a particular security or currency from its portfolio on which it has written a call option, or purchased a put option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security or currency.

There is, of course, no assurance that the Fund will be able to effect such closing transactions at a favorable price. If the Fund cannot enter into such a transaction, it may be required to hold a security or currency that it might otherwise have sold. When the Fund writes a covered call option, it runs the risk of not being able to participate in the appreciation of the underlying securities or currencies above the exercise price, as well as the risk of being required to hold on to securities or currencies that are depreciating in value. This could result in higher transaction costs. The Fund will pay transaction costs in connection with the writing of options to close out previously written options. Such transaction costs are normally higher than those applicable to purchases and sales of portfolio securities.

       Call options written by the Fund will normally have expiration dates of less than nine months from the date written. The exercise price of the options may be below, equal to, or above the current market values of the underlying securities or currencies at the time the options are written. From time to time, the Fund may purchase an underlying security or currency for delivery in accordance with an exercise notice of a call option assigned to it, rather than delivering such security or currency from its portfolio. In such cases, additional costs may be incurred.

       The Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security or currency, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security or currency owned by the Fund.

                            Writing Covered Put Options

       The Fund may write American or European style covered put options and purchase options to close out options previously written by the Fund. A put option gives the purchaser of the option the right to sell, and the writer (seller) has the obligation to buy, the underlying security or currency at the exercise price during the option period (American style) or at the expiration of the option (European style). So long as the obligation of the writer continues, he may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring him to make payment of the exercise price against delivery of the underlying security or currency. The operation of put options in other respects, including their related risks and rewards, is substantially identical to that of call options.

       The Fund would write put options only on a covered basis, which means that the Fund would maintain in a segregated account cash, U.S. government securities or other liquid high-grade debt obligations in an amount not less than the exercise price or the Fund will own an option to sell the underlying security or currency subject to the option having an exercise price equal to or greater than the exercise price of the "covered" option at all times while the put option is outstanding. (The rules of a clearing corporation currently require that such assets be deposited in escrow to secure payment of the exercise price.)
The Fund would generally write covered put options in circumstances where T. Rowe Price wishes to purchase the underlying security or currency for the Fund's portfolio at a price lower than the current market price of the security or currency. In such event the Fund would write a put option at an exercise price which, reduced by the premium received on the option, reflects the lower price it is willing to pay. Since the Fund would also receive interest on debt securities or currencies maintained to cover the exercise price of the option, this technique could be used to enhance current return during periods of market uncertainty. The risk in such a transaction would be that the market price of the underlying security or currency would decline below the exercise price less the premiums received. Such a decline could be substantial and result in a significant loss to the Fund. In addition, the Fund, because it does not own the specific securities or currencies which it may be required to purchase in the exercise of the put, can not benefit from appreciation, if any, with respect to such specific securities or currencies. In order to comply with the requirements of several states, the Fund will not write a covered put option if, as a result, the aggregate market value of all portfolio securities or currencies covering put or call options exceeds 25% of the market value of the Fund's net assets. Should these state laws change or should the Fund obtain a waiver of their application, the Fund reserves the right to increase this percentage. In calculating the 25% limit, the Fund will offset, against the value of assets covering written puts and calls, the value of purchased puts and calls on identical securities or currencies with identical maturity dates.

                              Purchasing Put Options

       The Fund may purchase American or European style put options. As the holder of a put option, the Fund has the right to sell the underlying security or currency at the exercise price at any time during the option period (American style) or at the expiration of the option (European style). The Fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. The Fund may purchase put options for defensive purposes in order to protect against an anticipated decline in the value of its securities or currencies. An example of such use of put options is provided below.

       The Fund may purchase a put option on an underlying security or currency (a "protective put") owned by the Fund as a defensive technique in order to protect against an anticipated decline in the value of the security or currency. Such hedge protection is provided only during the life of the put option when the Fund, as the holder of the put option, is able to sell the underlying security or currency at the put exercise price regardless of any decline in the underlying security's market price or currency's exchange value. For example, a put option may be purchased in order to protect unrealized appreciation of a security or currency where T. Rowe Price deems it desirable to continue to hold the security or currency because of tax considerations. The premium paid for the put option and any transaction costs would reduce any capital gain otherwise available for distribution when the security or currency is eventually sold.

       The Fund may also purchase put options at a time when the Fund does not own the underlying security or currency. By purchasing put options on a security or currency it does not own, the Fund seeks to benefit from a decline in the market price of the underlying security or currency. If the put option is not sold when it has remaining value, and if the market price of the underlying security or currency remains equal to or greater than the exercise price during the life of the put option, the Fund will lose its entire investment in the put option. In order for the purchase of a put option to be profitable, the market price of the underlying security or currency must decline sufficiently below the exercise price to cover the premium and transaction costs, unless the put option is sold in a closing sale transaction.

       To the extent required by the laws of certain states, the Fund may not be permitted to commit more than 5% of its assets to premiums when purchasing put and call options. Should these state laws change or should the Fund obtain a waiver of their application, the Fund may commit more than 5% of its assets to premiums when purchasing call and put options. The premium paid by the Fund when purchasing a put option will be recorded as an asset of the Fund. This asset will be adjusted daily to the option's current market value, which will be the latest sale price at the time at which the net asset value per share of the Fund is computed (close of New York Stock Exchange), or, in the absence of such sale, the latest bid price. This asset will be terminated upon expiration of the option, the selling (writing) of an identical option in a closing transaction, or the delivery of the underlying security or currency upon the exercise of the option.

                              Purchasing Call Options

       The Fund may purchase American or European call options. As the holder of a call option, the Fund has the right to purchase the underlying security or currency at the exercise price at any time during the option period (American style) or at the expiration of the option (European style). The Fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. The Fund may purchase call options for the purpose of increasing its current return or avoiding tax consequences which could reduce its current return. The Fund may also purchase call options in order to acquire the underlying securities or currencies. Examples of such uses of call options are provided below.

       Call options may be purchased by the Fund for the purpose of acquiring the underlying securities or currencies for its portfolio. Utilized in this fashion, the purchase of call options enables the Fund to acquire the securities or currencies at the exercise price of the call option plus the premium paid.
At times the net cost of acquiring securities or currencies in this manner may be less than the cost of acquiring the securities or currencies directly. This technique may also be useful to the Fund in purchasing a large block of securities or currencies that would be more difficult to acquire by direct market purchases.
So long as it holds such a call option rather than the underlying security or currency itself, the Fund is partially protected from any unexpected decline in the market price of the underlying security or currency and in such event could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option.

       To the extent required by the laws of certain states, the Fund may not be permitted to commit more than 5% of its assets to premiums when purchasing call and put options. Should these state laws change or should the Fund obtain a waiver of their application, the Fund may commit more than 5% of its assets to premiums when purchasing call and put options. The Fund may also purchase call options on underlying securities or currencies it owns in order to protect unrealized gains on call options previously written by it. A call option would be purchased for this purpose where tax considerations make it inadvisable to realize such gains through a closing purchase transaction. Call options may also be purchased at times to avoid realizing losses.

                         Over-the-Counter (Dealer) Options

       The Fund may engage in transactions involving dealer options. Certain risks are specific to dealer options. While the Fund would look to a clearing corporation to exercise exchange-traded options, if the Fund were to purchase a dealer option, it would rely on the dealer from whom it purchased the option to perform if the option were exercised. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as loss of the expected benefit of the transaction.

       Exchange-traded options generally have a continuous liquid market while dealer options have none. Consequently, the Fund will generally be able to realize the value of a dealer option it has purchased only by exercising it or reselling it to the dealer who issued it. Similarly, when the Fund writes a dealer option, it generally will be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Fund originally wrote the option. While the Fund will seek to enter into dealer options only with dealers who will agree to and which are expected to be capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will be able to liquidate a dealer option at a favorable price at any time prior to expiration. Until the Fund, as a covered dealer call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used as cover until the option expires or is exercised. In the event of insolvency of the contra party, the Fund may be unable to liquidate a dealer option. With respect to options written by the Fund, the inability to enter into a closing transaction may result in material losses to the Fund. For example, since the Fund must maintain a secured position with respect to any call option on a security it writes, the Fund may not sell the assets which it has segregated to secure the position while it is obligated under the option. This requirement may impair the Fund's ability to sell portfolio securities at a time when such sale might be advantageous.

       The Staff of the SEC has taken the position that purchased dealer options and the assets used to secure the written dealer options are illiquid securities. The Fund may treat the cover used for written OTC options as liquid if the dealer agrees that the Fund may repurchase the OTC option it has written for a maximum price to be calculated by a predetermined formula. In such cases, the OTC option would be considered illiquid only to the extent the maximum repurchase price under the formula exceeds the intrinsic value of the option. Accordingly, the Fund will treat dealer options as subject to the Fund's limitation on unmarketable securities. If the SEC changes its position on the liquidity of dealer options, the Fund will change its treatment of such instrument accordingly.

       The Board of Directors recommends that shareholders vote FOR the proposal.


M.     PROPOSAL TO ELIMINATE THE FUND'S FUNDAMENTAL INVESTMENT
       POLICY ON OWNERSHIP OF PORTFOLIO SECURITIES BY OFFICERS AND
       DIRECTORS

       The Fund's Board of Directors has proposed that the Fund's Fundamental Policy on the ownership of portfolio securities by officers and directors of the Fund and T. Rowe Price be eliminated and replaced with a substantially similar operating policy. Fundamental policies may be changed only by shareholder vote, while operating policies may be changed by vote of the Board of Directors without shareholder approval. The current policy of the Fund is not required by applicable law to be fundamental. The current fundamental policy was formerly required by certain states. This is no longer the case. The Board has directed that the proposal be submitted to shareholders for approval or disapproval.

       As changed, the Fund's operating policy in the area of ownership of portfolio securities by officers and directors would be as follows:

       "[As a matter of operating policy, the Fund may not:] Purchase or retain the securities of any issuer if, to the knowledge of the Fund's management, those officers and directors of the Fund, and of its investment manager, who each own beneficially more than .5% of the outstanding securities of such issuer, together own beneficially more than 5% of such securities."

       The Board of Directors recommends that shareholders vote FOR the proposal.

N. PROPOSAL TO CHANGE THE DESIGNATION OF THE FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING THE PURCHASE OF ILLIQUID
       SECURITIES

       The Board of Directors has proposed that the Fund's Fundamental Investment Policy on purchasing unmarketable securities be changed from a fundamental policy to an operating policy. Fundamental policies may be changed only by shareholder vote, while operating policies may be changed by the Board of Directors without shareholder approval. If the proposed change is approved by shareholders, the Board of Directors of the Fund intends to adopt an operating policy which would (1) allow the Fund to invest up to 15% of its net assets in illiquid securities and (2) conform the Fund's operating policy in this area to one which is expected to become standard for all T. Rowe Price Funds. The Fund's current fundamental policy in this area is not required by applicable law and the proposed change should provide the Fund with greater flexibility in responding to market and regulatory developments. The Board has directed that such change be submitted to shareholders for approval or disapproval.

       The Fund's current fundamental policy in the area of purchasing illiquid securities is as follows:

       "[As a matter of fundamental policy, the Fund may not:] Knowingly purchase restricted securities or invest more than 5% of its total assets in equity securities of issuers that are not readily marketable. This policy does not limit the purchase of restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 which the Board of Directors or the investment manager has determined, under Board approved guidelines, are liquid securities."

       As changed, the operating policy on investing in illiquid securities, to be adopted by the Fund, would be as follows:

       "[As a matter of operating policy, the Fund may not:] Purchase illiquid securities and securities of unseasoned issuers if, as a result, more than 15% of its net assets would be invested in such securities, provided that the Fund will not invest more than 5% of its total assets in restricted securities and not more than 5% in securities of unseasoned issuers. Securities eligible for resale under Rule 144A of the Securities Act of 1933 are not included in the 5% limitation but are subject to the 15% limitation;"

Illiquid Securities

       As an open-end investment company, the Fund may not hold a significant amount of illiquid securities because such securities may present problems of accurate valuation and it is possible the Fund could have difficulty satisfying redemptions within seven days as required under the 1940 Act. In general, the SEC defines an illiquid security as one which can not be sold in the ordinary course of business within seven days at approximately the value at which the Fund has valued the security. Illiquid securities have included restricted securities (which the Fund is prohibited from purchasing) as well as other securities which are not readily marketable.

       The securities markets, however, are evolving and new types of instruments have developed. In light of these developments, the Fund's fundamental investment restriction, by prohibiting the purchase of restricted securities and limiting the Fund to investing only 5% of its assets in unmarketable securities, may be overbroad and unnecessarily restrictive. For example, the markets for various types of securities -- repurchase agreements, commercial paper, and some corporate bonds and notes -- are almost exclusively institutional. These instruments are often either exempt from registration or sold in transactions not requiring registration. Although these securities may be legally classified as "restricted," institutional investors will often justifiably rely either on the issuer's ability to honor a demand for repayment in less than seven days or on an efficient institutional market in which the unregistered security can be readily resold. The fact that the securities may be restricted because of legal or contractual restrictions on resale to the general public will, therefore, not be dispositive of the liquidity of such investments.

       If this proposal is approved by shareholders, the specific types of securities that may be deemed to be illiquid will be determined from time to time by T. Rowe Price under the supervision of the Directors, with reference to legal, regulatory and market developments. By making the Fund's policy on illiquid securities non-fundamental, the Fund will be able to respond more quickly to such developments because no shareholder vote will be required to redefine what types of securities may be deemed illiquid.

Percentage Limitations

       The Fund's fundamental policy prohibits the Fund from purchasing any restricted securities and limits it to investing no more than 5% of the value of its total assets in unmarketable securities. The new operating policy to be adopted by the Board of Directors, if shareholders approve elimination of the fundamental policy, would allow the Fund to invest 15% of its net assets in illiquid securities. The 15% limitation represents a higher percentage than the Fund was previously allowed to invest in illiquid securities and is the result of a 1992 liberalization by the SEC in this area. If the fundamental policy is changed to an operating policy, the Fund will, without the necessity of any further shareholder vote, be able to take advantage of any future changes in SEC policy in this area.

       Notwithstanding the 15% limitation, in conformity with various state laws, the Fund's new operating policy would limit the Fund to investing no more than 5% of its assets in restricted securities (other than Rule 144A securities) and no more than 5% of its assets in the securities of unseasoned issuers (as defined). Shareholders are being asked separately to eliminate the Fund's fundamental policy on investing in unseasoned issuers. If that action is approved, the Directors intend to incorporate the Fund's policy on investing in unseasoned issuers with the Fund's policy on investing in illiquid securities.

       The Board of Directors recommends that shareholders vote FOR the proposal.


O.     PROPOSAL TO ELIMINATE THE FUND'S FUNDAMENTAL INVESTMENT
       POLICY ON SHORT SALES

       The Fund's Board of Directors has proposed that the Fund's Fundamental Policy on effecting short sales be eliminated and replaced with a substantially similar operating policy. Fundamental policies may be changed only by shareholder vote, while operating policies may be changed by the Board of Directors without shareholder approval. The current policy of the Fund is not required by applicable law to be fundamental. The purpose of the proposal is to provide the Fund with greater flexibility in pursuing its investment objective and program. The Board has directed that the proposal be submitted to shareholders for approval or disapproval.

       The Fund's current fundamental policy in the area of effecting short sales of securities is as follows:

       "[As a matter of fundamental policy, the Fund may not:]
       Sell securities short;"

       The operating policy on short sales, to be adopted by the Fund, would be as follows:

       "[As a matter of operating policy, the Fund may not:]
       Effect short sales of securities;"

       The current fundamental policy was formerly required by certain states to be fundamental. This is no longer the case and the replacement of the policy with an operating policy will adequately protect the Fund while providing greater flexibility to the Fund to respond to market or regulatory developments by allowing the Board of Directors the authority to make changes in this policy without seeking further shareholder approval.

       In a short sale, an investor, such as the Fund, sells a borrowed security and must return the same security to the lender. Although the Board has no current intention of allowing the Fund to engage in short sales, if the proposed amendment is adopted, the Board would be able to authorize the Fund to engage in short sales at any time without further shareholder action. In such a case, the Fund's prospectus would be amended and a description of short sales and their risks would be set forth therein.

       The Board of Directors recommends that shareholders vote FOR the proposal.

P. PROPOSAL TO CHANGE THE DESIGNATION OF THE FUND'S FUNDAMENTAL INVESTMENT POLICY ON INVESTING IN UNSEASONED ISSUERS

       The Board of Directors has proposed that the Fund's fundamental policy on investing in the securities of unseasoned issuers be eliminated and replaced by a substantially similar operating policy. Fundamental policies may only be changed with shareholder approval, while operating policies may be changed by vote of the Board of Directors without shareholder approval. The proposed change should provide the Fund with greater flexibility in responding to market and regulatory developments without the necessity of seeking further shareholder approval. The new restriction would also conform the Fund's policy on investing in unseasoned issuers to one which is expected to become standard for all T. Rowe Price mutual funds. The Board believes that standardized policies will assist the Fund and T. Rowe Price in monitoring compliance with the various investment restrictions to which the T. Rowe Price mutual funds are subject. The Board has directed that such change be submitted to shareholders for approval or disapproval.

       The Fund's current fundamental policy in the area of investing in unseasoned issuers is as follows:

       "[As a matter of fundamental policy, the Fund may not:] Invest more than 5% of its total assets in securities of issuers, including their predecessors, which, at the time of purchase, have been in operation for less than three years;"

       The operating policy on investing in unseasoned issuers, to be adopted by the Fund, would be as follows:

       "[As a matter of operating policy, the Fund may not:] Purchase a security (other than obligations issued or guaranteed by the U.S., any foreign, state or local government, their agencies or instrumentalities) if, as a result, more than 5% of the value of the Fund's total assets would be invested in the securities of issuers which at the time of purchase had been in operation for less than three years (for this purpose, the period of operation of any issuer shall include the period of operation of any predecessor or unconditional guarantor of such issuer).
       This restriction does not apply to securities of pooled investment vehicles or mortgage or asset-backed securities;"

       Like the current policy, the new policy allows the Fund to invest up to 5% of its total assets in unseasoned issuers but the new policy excludes from the definition of an unseasoned issuer any securities issued or guaranteed by the U.S., any foreign, state or local government, their agencies or instrumentalities, securities of pooled investment vehicles and mortgage or asset-backed securities. In addition, the new operating policy clarifies that the period of operation of an unconditional guarantor of an issuer would be included in determining whether the issuer is unseasoned (i.e., whether the issuer has been operating for less than three years).

       The Board of Directors recommends that shareholders vote FOR the proposal.

3.     RATIFICATION OR REJECTION OF SELECTION OF INDEPENDENT
       ACCOUNTANTS

       The selection by the Board of Directors of the firm of Coopers & Lybrand as the independent accountants for the Corporation, on behalf of the Fund, for the year 1994 is to be submitted for ratification or rejection by the shareholders at the Shareholder Meeting. The firm of Coopers & Lybrand has served the Corporation as independent accountants since 1992.
The independent accountants have advised the Corporation that they have no direct or material indirect financial interest in the Corporation or the Fund. Representatives of the firm of Coopers & Lybrand are expected to be present at the Shareholder Meeting and will be available to make a statement, if they desire to do so, and to respond to appropriate questions which the shareholders may wish to address to them.


INVESTMENT MANAGER

         The Fund's investment manager is T. Rowe Price, a Maryland corporation, 100 East Pratt Street, Baltimore, Maryland 21202.
The principal executive officer of T. Rowe Price is George J. Collins, who together with Thomas H. Broadus, Jr., James E. Halbkat, Jr., Carter O. Hoffman, Henry H. Hopkins, James S.
Riepe, George A. Roche, John W. Rosenblum, Charles H. Salisbury, Jr., Robert L. Strickland, M. David Testa, and Philip C. Walsh, constitute its Board of Directors. The address of each of these persons, with the exception of Messrs. Halbkat, Rosenblum, Stickland and Walsh, is 100 East Pratt Street, Baltimore,
Maryland 21202, and, with the exception of Messrs. Halbkat, Rosenblum, Strickland, and Walsh, all are employed by T. Rowe Price. Mr. Halbkat is President of U.S. Monitor Corporation, a provider of public response systems, P.O. Box 23109, Hilton Head Island, South Carolina 29925. Mr. Rosenblum, whose address is
P.O. Box 6550, Charlottesville, Virginia 22906, is the Tayloe Murphy Professor at the University of Virginia, and a director of: Chesapeake Corporation, a manufacturer of paper products; Cadmus Communications Corp., a provider of printing and communication services; Comdial Corporation, a manufacturer of telephone systems for businesses; and Cone Mills Corporation, a textiles producer. Mr. Strickland is Chairman of Lowe's
Companies, Inc., a retailer of specialty home supplies, 604 Two Piedmont Plaza Building, Winston-Salem, North Carolina 27104.
Mr. Walsh, whose address is Blue Mill Road, Morristown, New
Jersey 07960, is a consultant to Cyprus Amax Minerals Company, Englewood, Colorado, and a director of Piedmont Mining Company, Charlotte, North Carolina.

         The officers of the Fund (other than the nominees for reelection as directors) and their positions with T. Rowe Price are as follows:

                                Position                  Position with
     Officer                    with Fund                    Manager

*Greg McCrickard              President                   Vice President
Marcy L. Fisher               Vice President              Assistant Vice
                                                            President
Henry H. Hopkins              Vice President              Managing Director
James A. C. Kennedy           Vice President              Managing Director
Brian D. Stansky              Vice President              Vice President
Richard T. Whitney            Vice President              Vice President
Lenora V. Hornung             Secretary                   Vice President
Carmen F. Deyesu              Treasurer                   Vice President
David S. Middleton            Controller                  Vice President
Roger L. Fiery                Assistant Vice              Employee
                                President
Edward T. Schneider           Assistant Vice              Employee
                                President
Ingrid I. Vordemberge         Assistant Vice              Employee
                                President

* Mr. McCrickard's date of birth is _______. He has been President of the Fund since 1993 and has been employed by T. Rowe
Price since _______.

         The Fund has an Underwriting Agreement with T. Rowe Price Investment Services, Inc. ("Investment Services"), a Transfer Agency Agreement with T. Rowe Price Services, Inc. ("Price Services"), and an Agreement with T. Rowe Price Retirement Plan services, Inc. ("Retirement Services"), which are wholly-owned subsidiaries of T. Rowe Price. In addition, the Fund has an Agreement with T. Rowe Price to perform fund accounting services. James S. Riepe, a Vice President and Director of the Fund, is Chairman of the Board of Price Services and Retirement Services and President and Director of Investment Services. Henry H. Hopkins, a Vice President of the Fund, is a Vice President and Director of both Investment Services and Price Services and a Vice President of Retirement Services. Edward T. Schneider, an Assistant Vice President of the Fund, is a Vice President of
Price Services. Certain officers of the Fund own shares of the common stock of T. Rowe Price, its only class of securities.

         The following information pertains to transactions involving common stock of T. Rowe Price, par value $.20 per share ("Stock"), during the period January 1, 1993 through December 31, 1993. There were no transactions during the period by any director or officer of the Fund, or any director or officer of T. Rowe Price which involved more than 1% of the outstanding Stock of T. Rowe Price. These transactions did not involve, and should not be mistaken for, transactions in the stock of the Fund.

         During the period, the holders of certain options purchased a total of 343,525 shares of common stock at varying prices from $0.67 to $18.75 per share. Pursuant to the terms of T. Rowe
Price's Employee Stock Purchase Plan, eligible employees of T.
Rowe Price and its subsidiaries purchased an aggregate of 96,931 shares at fair market value. Such shares were purchased in the open market during this period for employees' accounts.

         The Company's Board of Directors has approved the repurchase of shares of its common stock in the open market. During 1993, the Company purchased 80,000 common shares under this plan, leaving 1,432,000 shares authorized for future repurchase at December 31, 1993.

         During the period, T. Rowe Price issued 1,154,000 common stock options with an exercise price of $28.13 per share to certain employees under terms of the 1990 and 1993 Stock
Incentive Plans.

         An audited consolidated balance sheet of T. Rowe Price as of December 31, 1993, is included in this Proxy Statement.


INVESTMENT MANAGEMENT AGREEMENT

       T. Rowe Price serves as investment manager to the Fund pursuant to an Investment Management Agreement dated August 31, 1992 (the "Management Agreement"). By its terms, the Management Agreement will continue in effect from year to year as long as it is approved annually by the Fund's Board of Directors (at a meeting called for that purpose) or by vote of a majority of the Fund's outstanding shares. In either case, renewal of the Management Agreement must be approved by a majority of the Fund's independent directors. On March 1, 1994, the directors of the Fund, including all of the independent directors, voted to extend the Management Agreement for an additional period of one year, commencing May 1, 1994, and terminating April 30, 1995. The Management Agreement is subject to termination by either party without penalty on 60 days' written notice to the other and will terminate automatically in the event of assignment.

          Under the Management Agreement, T. Rowe Price provides the Fund with discretionary investment services. Specifically,
T. Rowe Price is responsible for supervising and directing the investments of the Fund in accordance with the Fund's investment objective, program, and restrictions as provided in its prospectus and Statement of Additional Information. T. Rowe Price is also responsible for effecting all securities transactions on behalf of the Fund, including the negotiation of commissions and the allocation of principal business and portfolio brokerage. In addition to these services, T. Rowe Price provides the Fund with certain corporate administrative services, including: maintaining the Fund's corporate existence, corporate records, and registering and qualifying Fund shares under federal and state laws; monitoring the financial, accounting, and administrative functions of the Fund; maintaining liaison with the agents employed by the Fund, such as the Fund's custodian and transfer agent; assisting the Fund in the coordination of such agents' activities; and permitting T. Rowe Price's employees to serve as officers, directors, and committee members of the Fund without cost to the Fund.

          The Management Agreement also provides that T. Rowe Price, its directors, officers, employees, and certain other persons performing specific functions for the Fund will only be liable to the Fund for losses resulting from willful misfeasance, bad faith, gross negligence, or reckless disregard of duty.

          The Management Agreement provides that the Fund will bear all expenses of its operations not specifically assumed by
T. Rowe Price. However, in compliance with certain state regulations, T. Rowe Price will reimburse the Fund for any expenses (excluding interest, taxes, brokerage, other expenditures which are capitalized in accordance with generally accepted accounting principles, and extraordinary expenses) which in any year exceed the limits prescribed by any state in which the Fund's shares are qualified for sale. Presently, the most restrictive expense ratio limitation imposed by any state is 2.5% of the first $30 million of the Fund's average daily net assets, 2% of the next $70 million of such assets, and 1.5% of net assets in excess of $100 million. For the purpose of determining whether the Fund is entitled to reimbursement, the expenses of the Fund are calculated on a monthly basis. If the Fund is entitled to reimbursement, that month's management fee will be reduced or postponed, with any adjustment made after the end of the year. Prior to September 1, 1992, the Fund was managed by another investment adviser and a different investment management agreement with a different fee schedule in effect. The expense ratio paid by the Fund under such other agreement for 1991 was 1.34%. For the years ended December 31, 1993 and December 31, 1992, the ratios of operating expenses to average net assets of the Fund were 1.20% and 1.32%, respectively.

          For its services to the Fund under the Management Agreement, T. Rowe Price is paid a management fee ("Management Fee") consisting of two elements: a "group" fee ("Group Fee") and an "individual" fund fee ("Individual Fund Fee"). The Group Fee varies and is based on the combined net assets of all of the Price Funds distributed by T. Rowe Price Investment Services, Inc., other than institutional or "private label" products. For this purpose, the Price Funds include all Funds managed and sponsored by T. Rowe Price as well as those Funds managed and sponsored by Rowe Price-Fleming International, Inc. The Fund pays, as its portion of the Group Fee, an amount equal to the ratio of its daily net assets to the daily net assets of all the Price Funds. In addition, the Fund pays a flat Individual Fund Fee of 0.45% based on the net assets of the Fund. Based on combined Price Funds' assets of approximately $34.7 billion at December 31, 1993, the Group Fee was 0.35% and the total management fee for the year would have been an annual rate of 0.80% of net assets. At December 31, 1993, the net assets of the Fund were $204,609,039, and a management fee of $1,547,061 was paid by the Fund to T. Rowe Price.


PORTFOLIO TRANSACTIONS

Investment or Brokerage Discretion

         Decisions with respect to the purchase and sale of portfolio securities on behalf of the Fund are made by T. Rowe Price. T. Rowe Price is also responsible for implementing these decisions, including the negotiation of commissions and the allocation of portfolio brokerage and principal business.

How Brokers and Dealers are Selected

         Equity Securities

         In purchasing and selling the Fund's portfolio securities, it is T. Rowe Price's policy to obtain quality execution at the most favorable prices through responsible brokers and dealers and, in the case of agency transactions, at competitive commission rates. However, under certain conditions, the Fund may pay higher brokerage commissions in return for brokerage and research services. As a general practice, over-the-counter orders are executed with market-makers. In selecting among market-makers, T. Rowe Price generally seeks to select those it believes to be actively and effectively trading the security being purchased or sold. In selecting broker-dealers to execute the Fund's portfolio transactions, consideration is given to such factors as the price of the security, the rate of the commission, the size and difficulty of the order, the reliability, integrity, financial condition, general execution and operational capabilities of competing brokers and dealers, and brokerage and research services provided by them. It is not the policy of T. Rowe Price to seek the lowest available commission rate where it is believed that a broker or dealer charging a higher commission rate would offer greater reliability or provide better price or execution.

         Fixed Income Securities

         Fixed income securities are generally purchased from the issuer or a primary market-maker acting as principal for the securities on a net basis, with no brokerage commission being paid by the client. Transactions placed through dealers serving as primary market-makers reflect the spread between the bid and asked prices. Securities may also be purchased from underwriters at prices which include underwriting fees.

         With respect to equity and fixed income securities, T. Rowe Price may effect principal transactions on behalf of the Fund with a broker or dealer who furnishes brokerage and/or research services, designate any such broker or dealer to receive selling concessions, discounts or other allowances, or otherwise deal with any such broker or dealer in connection with the acquisition of securities in underwritings.

How Evaluations are Made of the Overall Reasonableness of
Brokerage Commissions Paid

         On a continuing basis, T. Rowe Price seeks to determine what levels of commission rates are reasonable in the marketplace for transactions executed on behalf of the Fund. In evaluating the reasonableness of commission rates, T. Rowe Price considers:
(a) historical commission rates, both before and since rates have been fully negotiable; (b) rates which other institutional investors are paying, based on available public information; (c) rates quoted by brokers and dealers; (d) the size of a particular transaction, in terms of the number of shares, dollar amount, and number of clients involved; (e) the complexity of a particular transaction in terms of both execution and settlement; (f) the level and type of business done with a particular firm over a period of time; and (g) the extent to which the broker or dealer has capital at risk in the transaction.

Description of Research Services Received from Brokers and
Dealers

         T. Rowe Price receives a wide range of research services from brokers and dealers. These services include information on the economy, industries, groups of securities, individual companies, statistical information, accounting and tax law interpretations, political developments, legal developments affecting portfolio securities, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance analysis and analysis of corporate responsibility issues. These services provide both domestic and international perspective. Research services are received primarily in the form of written reports, computer generated services, telephone contacts and personal meetings with security analysts. In addition, such services may be provided in the form of meetings arranged with corporate and industry spokespersons, economists, academicians and government representatives. In some cases, research services are generated by third parties but are provided to T. Rowe Price by or through broker-dealers.

         Research services received from brokers and dealers are supplemental to T. Rowe Price's own research effort and, when utilized, are subject to internal analysis before being incorporated by T. Rowe Price into its investment process. As a practical matter, it would not be possible for T. Rowe Price's Equity Research Division to generate all of the information presently provided by brokers and dealers. T. Rowe Price pays cash for certain research services received from external sources. T. Rowe Price also allocates brokerage for research services which are available for cash. While receipt of research services from brokerage firms has not reduced T. Rowe Price's normal research activities, the expenses of T. Rowe Price could be materially increased if it attempted to generate such additional information through its own staff. To the extent that research services of value are provided by brokers or dealers, T. Rowe Price may be relieved of expenses which it might otherwise bear.

         T. Rowe Price has a policy of not allocating brokerage business in return for products or services other than brokerage or research services. In accordance with the provisions of
Section 28(e) of the Securities Exchange Act of 1934, T. Rowe Price may from time to time receive services and products which serve both research and non-research functions. In such event,
T. Rowe Price makes a good faith determination of the anticipated research and non-research use of the product or service and allocates brokerage only with respect to the research component.

Commissions to Brokers who Furnish Research Services

         Certain brokers who provide quality execution services also furnish research services to T. Rowe Price. In order to be assured of continuing to receive research services considered of value to its clients, T. Rowe Price has adopted a brokerage allocation policy embodying the concepts of Section 28(e) of the Securities Exchange Act of 1934, which permits an investment adviser to cause an account to pay commission rates in excess of those another broker or dealer would have charged for effecting the same transaction, if the adviser determines in good faith that the commission paid is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of either the particular transaction involved or the overall responsibilities of the adviser with respect to the accounts over which it exercises investment discretion. Accordingly, while T. Rowe Price cannot readily determine the extent to which commission rates or net prices charged by broker-dealers reflect the value of their research services, T. Rowe Price would expect to assess the reasonableness of commissions in light of the total brokerage and research services provided by each particular broker.

Internal Allocation Procedures

         T. Rowe Price has a policy of not precommitting a specific amount of business to any broker or dealer over any specific time period. Historically, the majority of brokerage placement has been determined by the needs of a specific transaction such as market-making, availability of a buyer or seller of a particular security, or specialized execution skills. However, T. Rowe
Price does have an internal brokerage allocation procedure for that portion of its discretionary client brokerage business where special needs do not exist, or where the business may be allocated among several brokers which are able to meet the needs of the transaction.

         Each year, T. Rowe Price assesses the contribution of the brokerage and research services provided by brokers, and attempts to allocate a portion of its brokerage business in response to these assessments. Research analysts, counselors, various investment committees, and the Trading Department each seek to evaluate the brokerage and research services they receive from brokers and make judgments as to the level of business which would recognize such services. In addition, brokers sometimes suggest a level of business they would like to receive in return for the various brokerage and research services they provide. Actual brokerage received by any firm may be less than the suggested allocations but can, and often does, exceed the suggestions, because the total brokerage business is allocated on the basis of all the considerations described above. In no case is a broker excluded from receiving business from T. Rowe Price because it has not been identified as providing research services.

Miscellaneous

         T. Rowe Price's brokerage allocation policy is consistently applied to all its fully discretionary accounts, which represent a substantial majority of all assets under management. Research services furnished by brokers through which T. Rowe Price effects securities transactions may be used in servicing all accounts (including non-Fund accounts) managed by T. Rowe Price.
Conversely, research services received from brokers which execute transactions for the Fund are not necessarily used by T. Rowe
Price exclusively in connection with the management of the Fund.

         From time to time, orders for clients may be placed through a computerized transaction network.

         The Fund does not allocate business to any broker-dealer on the basis of its sales of the Fund's shares. However, this does not mean that broker-dealers who purchase Fund shares for their clients will not receive business from the Fund.

         Some of T. Rowe Price's other clients have investment objectives and programs similar to those of the Fund. T. Rowe Price may occasionally make recommendations to other clients which result in their purchasing or selling securities simultaneously with the Fund. As a result, the demand for securities being purchased or the supply of securities being sold may increase, and this could have an adverse effect on the price of those securities. It is T. Rowe Price's policy not to favor one client over another in making recommendations or in placing orders. T. Rowe Price frequently follows the practice of grouping orders of various clients for execution which generally results in lower commission rates being attained. In certain cases, where the aggregate order is executed in a series of transactions at various prices on a given day, each participating client's proportionate share of such order reflects the average price paid or received with respect to the total order. T. Rowe Price has established a general investment policy that it will ordinarily not make additional purchases of a common stock of a company for its clients (including the Price Funds) if, as a result of such purchases, 10% or more of the outstanding common stock of such company would be held by its clients in the aggregate.

         To the extent possible, T. Rowe Price intends to recapture solicitation fees paid in connection with tender offers through
T. Rowe Price Investment Services, Inc., the Fund's distributor.
At the present time, T. Rowe Price does not recapture commissions or underwriting discounts or selling group concessions in connection with taxable securities acquired in underwritten offerings. T. Rowe Price does, however, attempt to negotiate elimination of all or a portion of the selling-group concession or underwriting discount when purchasing tax-exempt municipal securities on behalf of its clients in underwritten offerings.

Transactions with Related Brokers and Dealers

         As provided in the Investment Management Agreement between the Fund and T. Rowe Price, T. Rowe Price is responsible not only for making decisions with respect to the purchase and sale of the Fund's portfolio securities, but also for implementing these decisions, including the negotiation of commissions and the allocation of portfolio brokerage and principal business. It is expected that T. Rowe Price may place orders for the Fund's portfolio transactions with broker-dealers through the same trading desk T. Rowe Price uses for portfolio transactions in domestic securities. The trading desk accesses brokers and dealers in various markets in which the Fund's foreign securities are located. These brokers and dealers may include certain affiliates of Robert Fleming Holdings Limited ("Robert Fleming Holdings") and Jardine Fleming Group Limited ("JFG"), persons indirectly related to T. Rowe Price. Robert Fleming Holdings, through Copthall Overseas Limited, a wholly-owned subsidiary, owns 25% of the common stock of Rowe Price-Fleming International, Inc. ("RPFI"), an investment adviser registered under the Investment Advisers Act of 1940. Fifty percent of the common stock of RPFI is owned by TRP Finance, Inc., a wholly-owned subsidiary of T. Rowe Price, and the remaining 25% is owned by Jardine Fleming International Holdings Limited, a subsidiary of JFG. JFG is 50% owned by Robert Fleming Holdings and 50% owned by Jardine Matheson Holdings Limited. Orders for the Fund's portfolio transactions placed with affiliates of Robert Fleming Holdings and JFG will result in commissions being received by such affiliates.

         The Board of Directors of the Fund has authorized T. Rowe Price to utilize certain affiliates of Robert Fleming and JFG in the capacity of broker in connection with the execution of the Fund's portfolio transactions. These affiliates include, but are not limited to, Jardine Fleming (Securities) Limited ("JFS"), a wholly-owned subsidiary of JFG, Robert Fleming & Co. Limited ("RF&Co."), Jardine Fleming Australia Securities Limited, and Robert Fleming, Inc. (a New York brokerage firm). Other affiliates of Robert Fleming Holdings and JFG also may be used. Although it does not believe that the Fund's use of these brokers would be subject to Section 17(e) of the Investment Company Act of 1940, the Board of Directors of the Fund has agreed that the procedures set forth in Rule 17e-1 under that Act will be followed when using such brokers.

Other

         For the years ended December 31, 1993, 1992 and 1991, the total brokerage commissions paid by the Fund, including the discounts received by securities dealers in connection with underwritings, were approximately $776,000, $120,000 and $51,000, respectively. Of these commissions, approximately 6.7% and 35.8% in 1993 and 1992, respectively and none in 1991, were paid to firms which provided research, statistical, or other services to
T. Rowe Price in connection with the management of the Fund, or in some cases, to the Fund.

         The portfolio turnover rate for the Fund for each of the last three years has been as follows: 1993--40.8%; 1992--30.7%;
and 1991--31.0%.


OTHER BUSINESS

          The management of the Fund knows of no other business which may come before the meeting. However, if any additional matters are properly presented at the meeting, it is intended that the persons named in the enclosed proxy, or their substitutes, will vote such proxy in accordance with their judgment on such matters.


GENERAL INFORMATION

          As of December 31, 1993, there were 13,296,602 shares of the capital stock of the Fund outstanding, each with a par value of $0.50. Of those shares, approximately _________________, representing ____.___% of the outstanding stock, were registered to the T. Rowe Price Trust Company as Trustee for participants in the T. Rowe Price Funds Retirement Plan for Self-Employed (Keogh), as Trustee for participants in T. Rowe Price Funds 401(k) plans, as Custodian for participants in the T. Rowe Price Funds Individual Retirement Account (IRA), as Custodian for participants in various 403(b)(7) plans, and as Custodian for various Profit Sharing and Money Purchase plans. The T. Rowe Price Trust Company has no beneficial interest in such accounts, nor in any other account for which it may serve as trustee or custodian.

          As of December 31, 1993, approximately _______________ shares of the Fund, representing approximately ___.___% of the outstanding stock, were owned by various private counsel clients of T. Rowe Price, as to which T. Rowe Price has discretionary authority. Accordingly, such shares are deemed to be owned beneficially by T. Rowe Price only for the limited purpose as that term is defined in Rule 13d-3 under the Securities Exchange Act of 1934. T. Rowe Price disclaims actual beneficial ownership of such shares. In addition, as of December 31, 1993, a wholly-owned subsidiary of T. Rowe Price owned directly 110,063 shares of the Fund, representing approximately 0.83% of the outstanding stock.

          As of December 31, 1993, the officers and directors of the Fund, as a group, beneficially owned, directly or indirectly, _______ shares, representing approximately .__% of the Fund's outstanding stock. The ownership of the officers and directors reflects their proportionate interests, if any, in _____ shares of the Fund which are owned by a wholly-owned subsidiary of the Fund's investment manager, T. Rowe Price, and their interests in ______ shares owned by the T. Rowe Price Associates, Inc. Profit Sharing Trust.

          A copy of the Annual Report of the Fund for the year ended December 31, 1993, including financial statements, has been mailed to shareholders of record at the close of business on that date and to persons who became shareholders of record between that time and the close of business on February 18, 1994, the record date for the determination of the shareholders who are entitled to be notified of and to vote at the meeting. Shareholders should refer to the Annual Report for the Fund's performance record.


ANNUAL MEETINGS

          Under Maryland General Corporation Law, any corporation registered under the Investment Company Act of 1940 ("the Act") is not required to hold an annual meeting in any year in which the Act does not require action by shareholders on the election of directors. The Board of Directors of the Fund has determined that in order to avoid the significant expense associated with holding annual meetings, including legal, accounting, printing and mailing fees incurred in preparing proxy materials, the Fund will take advantage of these Maryland law provisions. Accordingly, no annual meetings shall be held in any year in which a meeting is not otherwise required to be held by the Act for the election of Directors unless the Board of Directors otherwise determines that there should be an annual meeting. However, special meetings will be held in accordance with applicable law or when otherwise determined by the Board of Directors. The Fund's By-Laws reflect this policy.


SHAREHOLDER PROPOSALS

          If a shareholder wishes to present a proposal to be included in the Proxy Statement for the next Annual Meeting, and if such Annual Meeting is held in April, 1995, such proposal must be submitted in writing and received by the Corporation's Secretary at its Baltimore office prior to November 10, 1994.


FINANCIAL STATEMENT OF INVESTMENT MANAGER

         The audited consolidated balance sheet of T. Rowe Price which follows is required by the Investment Company Act of 1940, and should not be confused with, or mistaken for, the financial statements of T. Rowe Price OTC Fund which are set forth in the Annual Report for the Fund.

                         REPORT OF INDEPENDENT ACCOUNTANTS
                         _________________________________


To the Stockholders and Board of Directors of T. Rowe Price Associates, Inc.

In our opinion, the accompanying consolidated balance sheet presents fairly, in all material respects, the financial position of T. Rowe Price Associates, Inc. and its subsidiaries at December 31, 1993 in conformity with generally accepted accounting principles. This financial statement is the responsibility of the Company's management; our responsibility is to express an opinion on this financial statement based on our audit. We conducted our audit in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for the opinion expressed above.



PRICE WATERHOUSE

Baltimore, Maryland
January 25, 1994

                          T. ROWE PRICE ASSOCIATES, INC.
                            CONSOLIDATED BALANCE SHEET
                                 DECEMBER 31, 1993
                                  (in thousands)


ASSETS
Cash and cash equivalents                                             $  46,218
Accounts receivable                                                      43,102
Investments in sponsored mutual funds
  Short-term bond and money market mutual funds
   held as trading securities                                            27,647
  Other funds held as available-for-sale securities                      69,423
Partnership and other investments                                        19,606
Property and equipment                                                   39,828
Goodwill and deferred expenses                                            9,773
Other assets                                                              7,803
                                                                       ________
                                                                      $ 263,400
                                                                       ________
                                                                       ________


LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities
    Accounts payable and accrued expenses                             $  15,111
    Accrued retirement and other compensation costs                      19,844
    Income taxes payable                                                  5,097
    Dividends payable                                                     3,784
    Debt                                                                 12,915
    Deferred revenues                                                     1,548
    Minority interests in consolidated subsidiaries                       9,148
                                                                       ________
        Total liabilities                                                67,447
                                                                       ________

Commitments and contingent liabilities

Stockholders' equity
    Common stock, $.20 par value - authorized 48,000,000
     shares;  issued and outstanding 29,095,039 shares                    5,819
    Capital in excess of par value                                        1,197
    Unrealized security holding gains                                     5,345
    Retained earnings                                                   183,592
                                                                       ________
        Total stockholders' equity                                      195,953
                                                                       ________
                                                                      $ 263,400
                                                                       ________
                                                                       ________



The accompanying notes are an integral part of the consolidated balance sheet.

                          T. ROWE PRICE ASSOCIATES, INC.
                    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES



T. Rowe Price Associates, Inc. and its consolidated subsidiaries (the "Company") provide investment advisory and administrative services to sponsored mutual funds and investment products, and to private accounts of other institutional and individual investors.
Basis of preparation
The Company's financial statements are prepared in accordance with generally accepted accounting principles.
Principles of consolidation
The consolidated financial statements include the accounts of all majority owned subsidiaries and, by virtue of the Company's controlling interest, its 50%-owned subsidiary, Rowe Price-Fleming International, Inc. ("RPFI"). All material intercompany accounts are eliminated in consolidation.
Cash equivalents
For purposes of financial statement disclosure, cash equivalents consist of all short-term, highly liquid investments including certain money market mutual funds and all overnight commercial paper investments. The cost of these investments is equivalent to fair value.
Investments in sponsored mutual funds
The Company has historically accounted for its investments in stock and bond mutual funds at the lower of aggregate cost or market. On December 31, 1993, the Company adopted Statement of Financial Accounting Standards ("SFAS") No. 115, "Accounting for Certain Investments in Debt and Equity Securities," which requires the Company to state its mutual fund investments at fair value and to classify these holdings as either trading (held for only a short period of time) or available-for-sale securities. Unrealized holding gains on available-for-sale securities at December 31, 1993 are reported net of income tax effects in a separate component of stockholders' equity.
Concentration of credit risk
Financial instruments which potentially expose the Company to concentrations of credit risk as defined by SFAS No. 105 consist primarily of investments in sponsored money market and bond mutual funds and accounts receivable. Credit risk is believed to be minimal in that counterparties to these financial instruments have substantial assets including the diversified portfolios under management by the Company which aggregate $54.4 billion at December 31, 1993.

                          T. ROWE PRICE ASSOCIATES, INC.
              SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)



Partnership and other investments
The Company invests in various partnerships and ventures including those sponsored by the Company. These investments which hold equity securities, venture capital investments, debt securities and real estate are stated at cost adjusted for the Company's share of the earnings or losses of the investees subsequent to the date of investment. Because the majority of these entities carry their investments at fair value and include unrealized gains and losses in their reported earnings, the Company's carrying value for these investments approximates fair value.

Property and equipment
Property and equipment is stated at cost net of accumulated depreciation and amortization computed using the straight-line method. Provisions for depreciation and amortization are based on the following estimated useful lives: computer and communications equipment and furniture and other equipment, 3 to 7 years; building, 40 years; leased land, the 50-year lease term; and leasehold improvements, the shorter of their useful lives or the remainder of the lease term.

                          T. ROWE PRICE ASSOCIATES, INC.
                        NOTES TO CONSOLIDATED BALANCE SHEET


NOTE 1 - INVESTMENTS IN SPONSORED MUTUAL FUNDS

Investments in sponsored money market mutual funds, which are classified as cash equivalents in the accompanying consolidated financial statements, aggregate $45,272,000 at December 31, 1993.

The Company's investments in sponsored mutual funds held as available-for-sale at December 31, 1993 (in thousands) include:

                                                        Gross
                                                     unrealized       Aggregate
                                        Aggregate      holding          fair
                                          cost          gains           value
                                        ________      _________       _________

     Stock funds                       $  34,990      $   7,025     $   42,015
     Bond funds                           26,190          1,218         27,408
                                       ________         _______      _________
       Total                           $  61,180      $   8,243     $   69,423
                                        ________      _______        _________
                                        ________        _______      _________

The Company provides investment advisory and administrative services to the T. Rowe Price family of mutual funds which had aggregate assets under management at December 31, 1993 of $34.7 billion. All services rendered by the Company are provided under contracts that set forth the services to be provided and the fees to be charged. These contracts are subject to periodic review and approval by each of the funds' boards of directors and, with respect to investment advisory contracts, also by the funds' shareholders. Services rendered to the funds accounted for 71% of 1993 revenues.

Accounts receivable from the sponsored mutual funds aggregated
$21,741,000 at December 31, 1993.

NOTE 2 - PROPERTY AND EQUIPMENT

Property and equipment at December 31, 1993 (in thousands) consists of:

Computer and communications equipment                               $   31,431
Building and leased land                                                19,756
Furniture and other equipment                                           13,889
Leasehold improvements                                                   4,691
                                                                     _________
                                                                        69,767
Accumulated depreciation and amortization                            (29,939)
                                                                     _________
                                                                    $   39,828
                                                                     _________
                                                                     _________

                          T. ROWE PRICE ASSOCIATES, INC.
                  NOTES TO CONSOLIDATED BALANCE SHEET (Continued)


NOTE 3 - GOODWILL AND DEFERRED EXPENSES

On September 2, 1992, the Company acquired an investment management subsidiary of USF&G Corporation and combined six USF&G mutual funds with aggregate net assets of $.5 billion into the T. Rowe Price family of funds. The total transaction cost which has been recognized using the purchase method of accounting was approximately $11,024,000, including goodwill of $8,139,000 which is being amortized over 11 years using the straight-line method. Prepaid non-compete and transition services agreements totaling $2,500,000 are being amortized over their three-year life. Accumulated amortization at December 31, 1993 aggregates $2,216,000.

Goodwill of $1,980,000 from an earlier corporate acquisition is being amortized over 40 years using the straight-line method.
Accumulated amortization was $1,039,000 at December 31, 1993.

NOTE 4 - DEBT

In June 1991, the Company completed the long-term financing arrangements for its administrative services facility. Terms of the $13,500,000 secured promissory note with Confederation Life Insurance Company include an interest rate of 9.77%, monthly principal and interest payments totaling $128,000 for 10 years, and a final principal payment of $9,845,000 in 2001. A prepayment option is available under the terms of the note; however, the payment of a substantial premium would have been required to retire the debt at December 31, 1993. Related debt issuance costs of $436,000 are included in deferred expenses and are being amortized over the life of the loan to produce an effective annual interest rate of 10.14%.

The outstanding principal balance for this note was $12,904,000 at December 31, 1993. A fair value of $16,030,000 was estimated based on the cost of risk-free assets that could be acquired to extinguish the obligation at December 31, 1993.

A maximum of $20,000,000 is available to the Company under unused bank lines of credit at December 31, 1993.

NOTE 5 - INCOME TAXES

Deferred income taxes arise from differences between taxable income for financial statement and income tax return purposes and are calculated using the liability method prescribed by SFAS No.
109, "Accounting for Income Taxes."

                          T. ROWE PRICE ASSOCIATES, INC.
                  NOTES TO CONSOLIDATED BALANCE SHEET (Continued)


The net deferred tax liability of $2,596,000 included in income taxes payable at December 31, 1993 consists of total deferred tax liabilities of $5,609,000 and total deferred tax assets of $3,013,000. Deferred tax liabilities include $2,898,000 arising from unrealized holding gains on available-for-sale securities, $1,353,000 arising from unrealized capital gains allocated from the Company's partnership investments, and $677,000 from differences in the recognition of depreciation expense. Deferred tax assets include $1,100,000 from differences in the recognition of the costs of the defined benefit retirement plan and postretirement benefits.


NOTE 6 - COMMON STOCK AND EMPLOYEE STOCK INCENTIVE PLANS

Shares Authorized

At December 31, 1993, the Company had reserved 8,151,315 shares of its unissued common stock for issuance upon the exercise of stock options and 420,000 shares for issuance under an employee stock purchase plan.

Share Repurchases

The Company's board of directors has authorized the future repurchase of up to 1,432,000 common shares at December 31, 1993.

Executive Stock

At December 31, 1993, there were outstanding 1,226,540 shares of common stock ("Executive Stock") which were sold to certain officers of the Company in 1982 at a discount. These shares are subject to restrictions which require payment of the discount of $.32 per share to the Company at the earlier of the sale of such stock or termination of employment.

                          T. ROWE PRICE ASSOCIATES, INC.
                  NOTES TO CONSOLIDATED BALANCE SHEET (Continued)


Stock Incentive Plans

The following table summarizes the status of noncompensatory stock options granted at market value to certain officers and directors of the Company.

                                                             Options
           Unexer-                 Options      Unexer-       Exer-
            cised      Options     Granted       cised       cisable
           Options      Exer-    (Canceled)    Options         at
Year      at Decem-     cised      During       Decem-       Decem-      Exer-
 of        ber 31,     During      ber 31,      ber 31,      ber 31,     cise
Grant       1992        1993        1993         1993         1993       Price
____      ________    ________    ________     ________     ________    ______
1983-4      53,000    (30,600)          --        22,400       22,400     $.67 &
                                                                            $.75
1987       309,410    (68,064)          --       241,346      241,346    $5.38 &
                                                                           $9.38
1988       359,000    (66,586)          --       292,414      292,414      $7.94
1989       632,280    (46,288)       (5,600)     580,392      312,404     $11.38
1990       681,500    (83,387)      (11,800)     586,313      141,313    $7.19 &
                                                                           $8.50
1991       811,450    (37,000)      (14,000)     760,450      283,450     $17.00
1992       926,000    (11,600)      (27,400)     887,000      168,600     $18.75
1993            --          --   1,154,000     1,154,000           --     $28.13
         _________   ________    _________     _________    _________
         3,772,640   (343,525)   1,095,200     4,524,315    1,461,927
         _________   ________    _________     _________    _________
         _________   ________    _________     _________    _________

The right to exercise stock options generally vests over the five-year period following the grant. After the tenth year following the grant, the right to exercise the related stock options lapses and the options are canceled.


NOTE 7 - EMPLOYEE RETIREMENT PLANS

The Company sponsors two defined contribution retirement plans:
a profit-sharing plan based on participant compensation and a 401(k) plan.

The Company also has a defined benefit plan covering those employees whose annual base salaries do not exceed a specified salary limit. Participant benefits are based on the final month's base pay and years of service subsequent to January 1, 1987. The Company's funding policy is to contribute annually the maximum amount that can be deducted for federal income tax purposes. The following table sets forth the plan's funded status and the amounts recognized in the Company's consolidated balance sheet (in thousands) at December 31, 1993.

                          T. ROWE PRICE ASSOCIATES, INC.
                  NOTES TO CONSOLIDATED BALANCE SHEET (Continued)



Actuarial present value of
     Accumulated benefit obligation for service rendered
        Vested                                                         $   780
        Non-vested                                                       1,362
                                                                        ______
        Total                                                            2,142
     Obligation attributable to estimated future compensation
increases                                                                2,594
                                                                        ______
     Projected benefit obligation                                        4,736
Plan assets held in sponsored mutual funds, at fair value                2,594
                                                                        ______
Projected benefit obligation in excess of plan assets                    2,142
Unrecognized loss from decreases in discount rate                          407
                                                                        ______
Accrued retirement costs                                               $ 1,735
                                                                        ______
                                                                        ______

Discount rate used in determining actuarial present
     values                                                              6.40%
                                                                        ______
                                                                        ______


NOTE 8 - COMMITMENTS AND CONTINGENT LIABILITIES

The Company is a minority partner in the joint venture which owns the land and building in which the Company leases its corporate offices. Future minimum rental payments under the Company's lease agreement are $3,110,000 in 1994 and 1995, $3,220,000 in
1996, $3,769,000 in 1997 and 1998, and $33,755,000 in 1999
through 2006. Other assets at December 31, 1992 includes a receivable from the venture of $3,485,000 for leasehold improvements made by the Company and reimbursed by the venture in 1993.

The Company leases office facilities and equipment under other noncancelable operating leases. Future minimum rental payments under these leases aggregate $4,621,000 in 1994, $4,123,000 in 1995, $1,776,000 in 1996, $1,259,000 in 1997, $696,000 in 1998,
and $4,806,000 in later years.

At December 31, 1993, the Company had outstanding commitments to invest an additional $6,757,000 in various investment partnerships and ventures.

The Company has contingent obligations at December 31, 1993 under a $500,000 direct pay letter of credit expiring not later than 1999 and a $780,000 standby letter of credit which is renewable annually.

                          T. ROWE PRICE ASSOCIATES, INC.
                  NOTES TO CONSOLIDATED BALANCE SHEET (Continued)


Consolidated stockholders' equity at December 31, 1993 includes
$32,635,000 which is restricted as to use under various regulations and agreements to which the Company and its subsidiaries are subject in the ordinary course of business.

From time to time, the Company is a party to various employment-related claims, including claims of discrimination, before federal, state and local administrative agencies and courts. The Company vigorously defends itself against these claims. In the opinion of management, after consultation with counsel, it is unlikely that any adverse determination in one or more pending employment-related claims would have a material adverse effect on the Company's financial position.

T. ROWE PRICE (LOGO)                                           PROXY
_______________________________________________________________
INSTRUCTIONS:
1. Cast your vote by checking the appropriate boxes on the reverse side. If you do not check a box, your vote will be cast FOR that proposal.
2.    Sign and date the card below.
3. Please return the signed card promptly using the enclosed postage paid envelope, even if you will be attending the meeting.
4.    Please do not enclose checks or any other correspondence.

            Please fold and detach card at perforation before mailing.
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
T. ROWE PRICE OTC FUND, INC.
                                          MEETING: 8:00 A.M. EASTERN TIME
THIS PR        ROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints John H. Laporte and James S. Riepe, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all shares of stock of the Fund, which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held on Wednesday, April 20, 1994, at the time indicated above, at the offices of the Fund, 100 East Pratt Street, Baltimore, Maryland 21202, and at any and all adjournments thereof, with respect to the matters set forth below and described in the Notice of Annual Meeting and Proxy Statement dated March ___, 1994, receipt of which is hereby acknowledged.

                                      Please sign exactly as name
                                      appears.  Only authorized officers
                                      should sign for corporations.  For
                                      information as to the voting of
                                      stock registered in more than one
                                      name, see page ___ of the Notice of
                                      Annual Meeting and Proxy Statement.

                                      Dated:  __________________, 1994
                                      ___________________________________
                                      ___________________________________
                                                     Signature(s)
                                           CUSIP#779572106/fund#065
                                      (Front)

T. ROWE PRICE (LOGO) WE NEED YOUR PROXY VOTE BEFORE APRIL 20,
1994
_________________________________________________________________
Please refer to the Proxy Statement discussion of each of these matters.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER
DIRECTED HEREIN BY THE SHAREHOLDER.  IF NO DIRECTION IS MADE,
THIS PROXY WILL BE VOTED FOR ALL PROPOSALS.

            Please fold and detach card at perforation before mailing.
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
1.   Election of       FOR all nominees  / /     WITHHOLD AUTHORITY / /1.
     directors.        listed below (except       to vote for all
                       as marked to the           nominees listed below
                       contrary)

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR AN INDIVIDUAL
NOMINEE STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST
BELOW.)

Leo C. Bailey  Donald W. Dick, Jr.  David K. Fagin
Addison Lanier  John H. Laporte  John K. Major  Hanne M. Merriman
James S. Riepe  Hubert D. Vos  Paul M. Wythes

2.   Approve changes to the Fund's fundamental policies.
                       FOR each policy /  /       ABSTAIN /  / 2.
                       listed below (except as
                       marked to the contrary)

PLEASE CHECK THE BOX FOR any policy change you do NOT
(underscored) wish to approve:

/ /    / /   / /   / /   / /  / /   / /   / /    / /  / /   / /   / /   / /
A      B     C     D     E    F     G     H      I    J     K     L     M
/ /    / /   / /
N      O     P

3.   Ratify the selection of Coopers & Lybrand as independent
     accountants.       FOR / /        AGAINST / /          ABSTAIN / / 3.

4. I authorize the Proxies, in their discretion, to vote upon such other business as may properly come before the meeting.

                                           CUSIP#779572106/fund#065
                                      (BACK)